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DOLLAR GENERAL CORPORATION

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dollar General Corporation

100 Mission Ridge

Goodlettsville, Tennessee 37072

Dear Shareholder:

The Notice of Annual Meeting and the Proxy Statement for our 2003 Annual Meeting of Shareholders are enclosed with this letter.  We hope you find them interesting and useful in understanding the state of your company.

The Annual Meeting will be held on Monday, June 2, 2003, at 10:00 a.m. Central Time, at Goodlettsville City Hall Auditorium, 105 South Main Street, Goodlettsville, Tennessee, and you are most welcome to attend.

At this year’s meeting, you will have an opportunity to vote on the election of directors and on an amendment to Dollar General’s 1998 Stock Incentive Plan, as well as to ratify the selection of Ernst & Young LLP as Dollar General’s independent auditors. We have invited representatives from Ernst & Young to attend the meeting. In addition to the formal voting, we will discuss Dollar General’s performance during the past fiscal year and then answer your questions as best we can.

Your interest in Dollar General and your vote are very important to us. Please review the Proxy Statement and our Annual Report in detail and return your proxy card as soon as possible so your vote can be represented at the Annual Meeting.  For those of you who plan to visit with us in person at the Annual Meeting, we look forward to seeing you.

Sincerely,

/s/ Susan S. Lanigan

Susan S. Lanigan

Vice President, General Counsel

and Corporate Secretary

April 30, 2003

Dollar General Corporation

100 Mission Ridge

Goodlettsville, Tennessee 37072

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE:		Monday, June 2, 2003

TIME:		10:00 a.m., local time

PLACE:		Goodlettsville City Hall Auditorium 105 South Main Street Goodlettsville, Tennessee

ITEMS OF BUSINESS:	1)	To elect directors;
	2)	To consider and vote on an amendment to the Dollar General Corporation 1998 Stock Incentive Plan; and
	3)	To ratify the appointment of the independent auditors for 2003.

WHO MAY VOTE:		You can vote if you were a shareholder of record on April 10, 2003.

Goodlettsville, Tennessee April 30, 2003		By Order of the Board of Directors, /s/ Susan S. Lanigan Susan S. Lanigan Vice President, General Counsel and Corporate Secretary

Please vote your proxy as soon as possible even if you expect to physically attend the Annual Meeting.  You may vote your proxy electronically or by phone according to the instructions on the enclosed card, or sign, date and return the enclosed proxy card in the enclosed reply envelope.  No postage is necessary if the proxy is mailed within the United States.  You may revoke the proxy by following the instructions listed on page 4 of the proxy statement.

DOLLAR GENERAL CORPORATION

Proxy Statement for

2003 Annual Meeting of Shareholders

TABLE OF CONTENTS

General Information

1

Voting Matters

3

Proposal 1: Election of Directors

6

Transactions with Management and Others

12

Executive Officers

13

Executive Compensation

16

Summary Compensation Table

16

Options Granted in Last Fiscal Year

17

Aggregated Option Exercises in the Last Fiscal Year and Year-End Values

18

Employee Retirement Plan

18

Other Executive Benefits

19

Compensation Committee Interlocks and Insider Participation

22

Section 16(a) Beneficial Ownership Reporting Compliance

23

Report of the Compensation Committee

24

Report of the Audit Committee

29

Shareholder Return Performance Graph

30

Security Ownership

31

Security Ownership of Certain Beneficial Owners

31

Security Ownership by Officers and Directors

32

Proposal 2: Amendment to the Dollar General Corporation 1998 Stock Incentive Plan

33

Proposal 3: Ratification of Appointment of Auditors

43

Fees Paid to Auditors

43

Relationship with Independent Public Accountants

44

Shareholder Proposals for 2004 Annual Meeting

48

Annual Report and Financial Information

48

Appendix A

A-1

Appendix B

B-1

GENERAL INFORMATION

What is this document?

This document is the Proxy Statement of Dollar General Corporation for the Annual Meeting of Shareholders to be held on Monday, June 2, 2003.  A form of proxy card accompanies this document.  This document is first being mailed to shareholders on or about April 30, 2003.

We have tried to make this document simple and easy to understand.  The Securities and Exchange Commission (“SEC”) encourages companies to use “plain English” and we will always try to communicate with you clearly and effectively.  We will refer to our company throughout as “we” or “us” or “Dollar General.”

Throughout this document, “2002” refers to our fiscal year ended January 31, 2003, “2001” refers to our fiscal year ended February 1, 2002, and “2000” refers to our fiscal year ended February 2, 2001.  All share amounts have been adjusted to reflect the effects of all common stock splits declared on or before April 10, 2003.

Why am I receiving this document?

We are sending this document and the form of proxy card to you to solicit your proxy to vote upon certain matters at the annual meeting.

Who is paying the costs of this document and the solicitation of my proxy?

All expenses of this solicitation, including the cost of preparing and mailing this document, will be borne by Dollar General.

Who is soliciting my proxy and will anyone be compensated to solicit my proxy?

Your proxy is being solicited by and on behalf of our Board of Directors.  In addition to solicitation by use of the mails, proxies may be solicited by our officers and employees in person or by telephone, telegram, electronic mail, facsimile transmission or other means of communication. Our officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with any solicitation. We also may reimburse custodians, nominees and fiduciaries for their expenses in sending proxies and proxy material to beneficial owners.

We also have retained Morrow & Co., Inc. to assist us in the solicitation of proxies. We will pay Morrow a fee of $5,000, plus reimbursement of out-of-pocket expenses, in connection with their solicitation services.

Who may attend the annual meeting?

Only shareholders, their proxy holders and our invited guests may attend the annual meeting.  If you plan to attend the annual meeting, please detach the admission ticket from the enclosed proxy card and bring it with you. If you do not bring your admission ticket to the annual meeting, you will be admitted only if we can verify that you are a shareholder.  If your shares are held by a broker, bank or other nominee in street name, you must bring a copy of the account statement reflecting your stock ownership as of April 10, 2003 and check in at the registration desk at the meeting. We also will require photo identification for admission.

What if I have a disability?

If you are disabled and would like to participate in the annual meeting, we can provide reasonable assistance.  Please write to our Corporate Secretary, Dollar General Corporation, 100 Mission Ridge, Goodlettsville, TN 37072, at least two weeks before the annual meeting.

What is Dollar General Corporation?

We are a leading discount retailer of quality general merchandise at everyday low prices. As of April 10, 2003, we operated 6,276 Dollar General stores in 27 states.  Through conveniently located stores, we offer a focused assortment of consumable basic merchandise including health and beauty aids, packaged food products, home cleaning supplies, housewares, stationery, seasonal goods, basic clothing and domestics.  Our stores serve primarily low-, middle- and fixed-income families.

Where is Dollar General Corporation located?

We conduct our business from offices located at 100 Mission Ridge, Goodlettsville, TN  37072.  Our telephone number is 615-855-4000.

Where is Dollar General common stock traded?

Our common stock is traded and quoted on the New York Stock Exchange under the symbol “DG.”

VOTING MATTERS

What am I voting on?

You will be voting on the following:

•

the election of directors;

•

amendments to the Dollar General 1998 Stock Incentive Plan; and

•

the ratification of the appointment of our auditors.

Who is entitled to vote?

You may vote if you were the record owner of shares of Dollar General common stock on the close of business on April 10, 2003.  Each share of stock is entitled to one vote.  As of April 10, 2003, there were 333,513,979 shares of Dollar General common stock outstanding.

May other matters be raised at the annual meeting; how will the meeting be conducted?

We are not currently aware of any business to be acted upon at the annual meeting other than the three matters described above.  Under Tennessee law and our governing documents, no other business aside from procedural matters may be raised at the annual meeting unless proper notice has been given to the shareholders.  If other business is properly raised, your proxies have authority to vote as they think best, including to adjourn the meeting.

The Chairman has broad authority to conduct the annual meeting so that the business of the meeting is carried out in an orderly and timely manner.  In doing so, he has broad discretion to establish reasonable rules for discussion, comments and questions during the meeting.  The Board of Directors has decided that our annual meeting will be conducted in accordance with the American Bar Association’s “Handbook for the Conduct of Shareholders’ Meetings” published in 2000, including the supplemental rules thereto, as modified by our Board.  The Chairman is also entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the annual meeting proceeds in a manner that is fair to all participants.

How do I vote?

Proxies may be voted by returning the printed proxy card, or by voting via telephone or Internet. For more information about how to vote your proxy, please see the instructions on your proxy card.

In addition to voting by proxy, you may vote in person at the annual meeting. However, in order to assist us in tabulating votes at the annual meeting, we encourage you to vote by proxy even if you plan to be present at the annual meeting.

How will my proxy be voted?

The individuals named on the proxy card will vote your proxy in the manner you indicate on the proxy card.  If your proxy card is signed but does not contain specific instructions, your proxy will be voted:  “FOR” all of the directors nominated, “FOR” approval of the amendment to the Dollar General 1998 Stock Incentive Plan and “FOR” ratification of Ernst & Young LLP as our independent auditors for 2003.

Can I change my mind and revoke my proxy?

Yes.  To revoke a proxy given pursuant to this solicitation, you must:

•

sign another proxy with a later date and return it to our Corporate Secretary at or before the annual meeting;

•

provide our Corporate Secretary with a written notice of revocation dated later than the date of the proxy at or before the annual meeting; or

•

attend the annual meeting and vote in person.  Note that attendance at the annual meeting will not revoke a proxy if you do not actually vote at the annual meeting.

What if I receive more than one proxy card?

Multiple proxy cards mean that you have more than one account with brokers or our transfer agent.  Please vote all of your shares.  We also recommend that you contact your broker and our transfer agent to consolidate as many accounts as possible under the same name and address.  Our transfer agent is Registrar and Transfer Company, P.O. Box 1010, Cranford, New Jersey 07016-3572, and it may be reached at 1-800-368-5948.

How will abstentions and broker non-votes be treated?

Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes cast either in favor of or against a particular proposal.

What are broker non-votes?

If you are the beneficial owner of shares held in “street name” by a broker, your broker is the record holder of the shares, however the broker is required to vote those shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may vote the shares with respect to “discretionary” items, routine matters like uncontested elections of directors, the proposed amendments to the stock incentive plan, and the appointment of auditors, but the broker may not vote your shares with respect to “non-discretionary” items. In the case of non-discretionary items, the affected shares will be treated as “broker non-votes.”  To avoid giving them the effect of negative votes, broker non-votes are disregarded for the purpose of determining the total number of votes cast or entitled to vote with respect to a proposal.

How many votes must be present to hold the annual meeting?

A quorum must be present at the annual meeting for any business to be conducted.  A quorum exists when the holders of a majority of the 333,513,979 shares of Dollar General common stock outstanding on April 10, 2003 are present at the meeting, in person or by proxy.

How many votes are needed to elect directors and approve other matters?

Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at the annual meeting.  This means that the director nominee with the most affirmative votes for a particular slot is elected for that slot. You may vote in favor of all nominees, withhold your vote as to all nominees or withhold your vote as to specific nominees.

Every proposal submitted to the shareholders at the annual meeting, other than the election of directors, will be approved if the votes cast for the proposal exceed the votes cast against it.

Will my vote be confidential?

Yes.  We will continue our practice of keeping the votes of all shareholders confidential.  Shareholder votes will not be disclosed to our directors, officers, employees or agents, except:

•

to allow the independent inspectors of election to certify the results;

•

as necessary to meet applicable legal requirements and to assert or defend claims for or against us;

•

in the case of a contested proxy solicitation; or

•

when a shareholder makes a written comment on the proxy card or otherwise communicates the vote to management.

PROPOSAL 1:

ELECTION OF DIRECTORS

What is the structure of the Board of Directors?

Our Board of Directors must consist of at least three but not more than fifteen directors, but the exact number is set by the Board. The Board of Directors has fixed the size of the Board at twelve effective June 2, 2003. All directors are elected annually by our shareholders.

Who are the nominees this year?

The nominees for the Board of Directors consist of eleven current directors who were elected at our 2002 annual meeting and one additional director nominee, David A. Perdue, Jr., who was elected to the Board on April 2, 2003 by unanimous vote of the directors, exercising their authority to fill vacancies on the Board. Cal Turner, Jr. is not standing for re-election. If elected, each nominee would hold office until the 2004 annual meeting of shareholders or until his or her successor is elected and qualified. These nominees, their ages and the year in which they first became a director are as follows:

Name	Age	Director Since

David L. Beré	50	2002
Dennis C. Bottorff	58	1998
Barbara L. Bowles	55	2000
James L. Clayton	69	1988
Reginald D. Dickson	57	1993
E. Gordon Gee	59	2000
John B. Holland	71	1988
Barbara M. Knuckles	55	1995
David A. Perdue, Jr.	53	2003
James D. Robbins	56	2002
David M. Wilds	62	1991
William S. Wire, II	71	1989

What is the background of this year’s nominees?

David L. Beré has served as President and Chief Executive Officer and as a director of Bakery Chef, Inc., a specialty frozen baking company and a wholly owned subsidiary of Value-Added Bakery Holding Company, a partnership formed by Mr. Beré, since 1998.  From 1996 to 1998, Mr. Beré served as President and Chief Executive Officer of McCain Foods USA, a manufacturer and marketer of frozen foods and a subsidiary of McCain Foods Limited. From 1978 to 1995, Mr. Beré worked for The Quaker Oats Company and served as President of the Breakfast Division from 1992 to 1995 and President of the Golden Grain Division from 1990 to 1992. Mr. Beré currently serves on the Board of Advisors for the Alford Group, Inc., the Board of Trustees of Fuller Theological Seminary, and the Dean’s Advisory Council Indiana University – Kelly School of Business.

Dennis C. Bottorff has served as Chairman of Council Ventures, an investment firm, since January 2001. He previously served as Chairman of AmSouth Bancorporation, a bank holding company, and, prior to that, as President and Chief Executive Officer (1991-1999) and Chairman (1995-1999) of First American Corporation. Mr. Bottorff is a director of Ingram Industries, a privately held provider of wholesale distribution, inland marine transportation and insurance services, and Lancope, Inc., a developer of behavorial-based intrusion detection systems for network security, and serves on the Board of Trustees of Vanderbilt University. He also served until April 2003 as a director of MEMX, Inc., a developer of horizontal micro-electronic mechanical systems applications.

Barbara L. Bowles currently serves as Chairman and Chief Executive Officer of The Kenwood Group, Inc., an equity investment advisory firm that she founded in 1989. Ms. Bowles also started The Kenwood Funds (Kenwood Growth and Income Fund) in 1996. She previously served as Vice President, Investor Relations of Kraft, Inc. from 1984 to 1989. Ms. Bowles is a director of Black & Decker Corporation, Wisconsin Energy Corporation, Georgia Pacific Corp., and the Chicago Urban League. She also is a trustee of Fisk University.

James L. Clayton has served as Chairman of Clayton Homes, Inc. since 1956 and also served as its Chief Executive Officer from 1956 to 1999. Clayton Homes, Inc. manufactures, sells, finances and insures manufactured homes. Mr. Clayton is Chairman and Chief Executive Officer of FSB Bank Shares, Inc., a bank holding company. He also is a Director of Branch Banking and Trust Co. of North Carolina, and Regional Chairman of Branch Banking and Trust Co. of Tennessee.

Reginald D. Dickson has served as Chairman (since 1996) and Chief Executive Officer  (since 2001) of Buford, Dickson, Harper & Sparrow, Inc., Investment Advisors, and as President Emeritus of Inroads, Inc., a non-profit organization supporting minority education. Mr. Dickson served as President and Chief Executive Officer of Inroads, Inc. from 1983 to 1993.

E. Gordon Gee has served as Chancellor of Vanderbilt University since 2000. Dr. Gee previously served as President of Brown University from 1998 until 2000, and as President of The Ohio State University from 1990 until 1998. Dr. Gee is a director of The Limited, Inc., Intimate Brands, Inc., Allmerica Financial Corp., Hasbro, Inc., Massey Energy, Inc. and Gaylord Entertainment Company.

John B. Holland has served as President and Chief Executive Officer of Fruit of the Loom, Inc., a manufacturer of underwear and other soft goods, since May 2001, and as a director of that company since 1999. Mr. Holland also served as Executive Vice President, Operations (1999-2001), consultant (1996-1999), and President and Chief Operating Officer (1976-1996) of Fruit of the Loom. Fruit of the Loom filed a petition for bankruptcy on December 29, 1999.

Barbara M. Knuckles has served as Director of Development and Corporate Relations for North Central College in Naperville, Illinois since 1992, and as a director of Harris Bank of Naperville, Illinois since 1990. Ms. Knuckles served as a director of J.R. Short Milling Company, a privately held specialty corn-milling company, from 1988 to 2002, and as a director of Edward Hospital Services Corp. from 1988 to 1999. From 1988 to 1992, Ms. Knuckles was a private investor managing several family businesses. Ms. Knuckles also served as a Corporate Vice President both for Beatrice Foods, Inc. (1978-1986) and for The Wirthlin Group (1986-1988).

David A. Perdue, Jr.  currently serves as the Chief Executive Officer and a director of Dollar General.  Prior to joining Dollar General on April 2, 2003, Mr. Perdue served as Chairman and Chief Executive Officer of Pillowtex Corporation, a leading producer and marketer of home textiles, from July 2002 through March 27, 2003.  Mr. Perdue also served as Executive Vice President (January 2001 to July 2002) and Senior Vice President, Global Supply Chain (September 1998 to October 1999) of Reebok International Ltd., as well as President and Chief Executive Officer (January 2001 to July 2002) and Executive Vice President, Global Operating Units (October 1999 to January 2001) of the Reebok Brand. From 1994 to September 1998, Mr. Perdue was Senior Vice President of Haggar, Inc., where he was responsible for all aspects of operations from planning through distribution. From 1992 until 1994, he was based in Hong Kong as Senior Vice President of Operations for Sara Lee Corp. Mr. Perdue also has served as a director of Alliant Energy Corporation since 2001.

James D. Robbins served as Managing Partner of the Columbus, Ohio office of PricewaterhouseCoopers L.L.P. from 1993 until his retirement in 2001. Mr. Robbins is a director (and chairman of the audit committee) of both Huntington Preferred Capital, Inc., and TEAM America, Inc.

David M. Wilds has served as Managing Partner of 1st Avenue Partners, L.P., a private equity partnership, and as a senior advisor for The Family Office, a limited liability company formed by the family of Mr. Turner, our Chairman, since 1998. From 1995 to 1998, Mr. Wilds was President of Nelson Capital Partners III, L.P., a merchant banking company. From 1990 to 1995, Mr. Wilds served as Chairman of Cumberland Health Systems, Inc., an owner and operator of psychiatric hospitals. Mr. Wilds currently serves as a director of Internet Pictures Corporation (since 2001), iPayment Technologies (since 2001) and Symbion Inc. (since 1998).

William S. Wire, II served as Chairman of Genesco, Inc., a manufacturer, wholesaler and retailer of footwear and clothing, from 1986 until his retirement in 1994. Mr. Wire also served as Chief Executive Officer (1986-1993) and Vice President Finance and Chief Financial Officer (1974-1986) of Genesco. Mr. Wire currently serves as a director of Genesco.

What if a nominee is unwilling or unable to serve?

That is not expected to occur.  If it does, proxies will be voted for a substitute designated by our Board of Directors.

Are there any familial relationships between any of the nominees?

There are no familial relationships between any of the nominees.

How often did the Board meet in 2002?

Our Board of Directors met 8 times during 2002.  Each director attended at least 75% of the total of all meetings of the Board and all committees on which he or she served.

What are the standing committees of the Board?

Our Board of Directors has the following standing committees: audit, compensation and nominating and corporate governance. Our Board has adopted a written charter for each of these committees. A copy of the charter of the Audit Committee is attached to this proxy statement as Appendix A. Current information regarding these committees is set forth below.

Name of Committee & Members	Functions of the Committee	Number of Meetings in 2002

AUDIT: Mr. Wire, Chairman Ms. Knuckles Mr. Robbins

•

Appoints and oversees outside auditors

•

Acts as liaison between the Board and outside auditors

•

Reviews audit fees

•

Discusses the independence of our outside auditors

•

Pre-approves all audit and non-audit services rendered by our outside auditors

•

Develops procedures to receive information and address complaints regarding the status of our financial condition and effectiveness of our internal controls and audit process

•

Reviews internal accounting controls and systems, including internal audit plan

•

Reviews results of the annual audit

•

Discusses generally earnings press releases

•

Reviews our accounting policies and any changes to those policies

		12

COMPENSATION: Dr. Gee, Chairman Mr. Beré Mr. Clayton Mr. Dickson	• Establishes and reviews salaries, bonuses, equity-based incentives and other benefits of senior management • Reviews and recommends CEO compensation • Reviews and reports on human resources policies, programs and plans • Reviews equity incentive and other compensation plans • Reviews and recommends director compensation • Evaluates and reports on CEO performance • Administers stock compensation plans	8

NOMINATING AND CORPORATE GOVERNANCE: Mr. Bottorff, Chairman Ms. Bowles Mr. Wilds

•

Considers and recommends to the Board nominees for director

•

Considers nominees recommended by shareholders in writing to the Secretary of Dollar General prior to the annual deadline for submission of shareholder proposals in accordance with Dollar General’s Bylaws.  A full statement of qualifications and an indication of the person's willingness to serve must accompany the recommendation.

•

Proposes nominees to serve on Board committees

•

Evaluates Board and individual director performance and effectiveness

•

Reviews and recommends changes to corporate governance policies and practices and matters relating to corporate compliance

		9

How are directors compensated?

Directors receive a $5,000 quarterly retainer plus $1,250 for attending each regular Board or committee meeting.  Committee chairpersons receive an additional $250 for each committee meeting attended.  Compensation for telephonic meetings is one-half the above rates.  Directors who also are Dollar General officers do not receive any separate compensation for attending Board or committee meetings.  In addition, directors who are not Dollar General employees are entitled to receive nonqualified options for the purchase of Dollar General common stock pursuant to our 1998 Stock Incentive Plan. The number of shares granted is dependent upon current director compensation levels and the fair market value of the stock on the grant date.

Our Board has taken action such that, immediately following the conclusion of the annual meeting, the quarterly retainer for directors will be increased to $6,250. Also, the $250 per meeting fee paid to committee chairpersons will be eliminated and replaced with an additional quarterly retainer of $1,250. In addition, if the amendments to our 1998 Stock Incentive Plan described in this document are approved by our shareholders at the annual meeting, our directors will be entitled to receive grants of restricted stock units rather than nonqualified options pursuant to that plan. See “Proposal 2:  Amendment to the Dollar General Corporation 1998 Stock Incentive Plan” below for further information regarding the grants of restricted stock units.

Non-employee directors may defer all or a part of any fees normally paid by us to them pursuant to a voluntary nonqualified compensation deferral plan.  The compensation eligible for deferral includes the annual retainer, meeting and other fees, as well as any per diem compensation for special assignments, earned by a director for his or her service to the Board or one of its committees.  The compensation deferred is credited to a liability account, which is then invested at the option of the director, in either an account that mirrors the performance of a fund selected by the Compensation Committee, or in a phantom stock account which mirrors the performance of our common stock.  In accordance with a director’s election made at the time of the deferral, the deferred compensation will be paid in a lump sum or in annual installments, or a combination of both, upon a director’s resignation or termination from the Board.  All deferred compensation will be immediately due and payable upon a “change in control” (as defined in the compensation deferral plan) of Dollar General.

What does the Board of Directors recommend?

Our Board of Directors recommends that you vote FOR the election of each of these nominees.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Except as disclosed under “Executive Compensation,” and except as set forth below, our executive officers, directors and director nominees did not have significant business relationships with us which would require disclosure under applicable SEC regulations and no other transactions which need to be disclosed are currently planned for the 2003 fiscal year.

John B. Holland, one of our directors, was a director and executive officer of Fruit of the Loom, Inc., a manufacturer of underwear and other soft goods, during 2002.  In 2002, we purchased approximately $41 million in goods from Fruit of the Loom, Inc. in the ordinary course of business.

In July and August of 2002, Cal Turner, Jr., our Chairman, made voluntary payments to Dollar General totaling approximately $6.8 million in cash.  Of that amount, approximately $6.0 million represented the value on April 10, 2002 of stock Mr. Turner acquired on April 7, 1999 and April 20, 2000 upon the exercise of stock options (net of the strike price of those options), which stock Mr. Turner continues to own, and approximately $0.8 million represented the value of performance-based bonuses he received in April 1999 and April 2000.  Mr. Turner voluntarily paid these amounts because the options vested and the performance bonuses were paid based on performance measures that were attained under our originally reported financial results for the period covered by our restatement of certain previously released financial information.  Those measures would not have been attained under the subsequently restated results.  For further information about the restatement, please see our Annual Report on Form 10-K for the fiscal year ended January 31, 2003.

Pursuant to law and our governing corporate documents, we advanced to our directors and certain of our officers, employees and agents reasonable expenses, including legal fees, for representation in connection with legal proceedings and an investigation by the SEC arising out the restatement referred to above.  The legal proceedings are no longer pending. Accordingly, no additional advances will be made in connection with those proceedings. However, we continue to advance to those persons reasonable expenses for representation in connection with the SEC investigation. These advances are made pursuant to a written undertaking by each such person to repay in full the amounts advanced if it is ultimately determined that such person is not entitled to indemnification by us in connection with such legal proceedings and investigations.  No interest is charged on these advances.  In 2002, the expenses we advanced were less than $60,000 for each of our directors and executive officers except for Cal Turner, Jr., John Holland and James Hagan to whom we advanced $363,487, $61,766 and $100,080, respectively. Because the SEC investigation is ongoing, we cannot reasonably estimate the total amount of expenses that may ultimately be advanced or be advanced in 2003 to our directors and executive officers individually or in the aggregate.

EXECUTIVE OFFICERS

Who are our executive officers and what are their backgrounds?

The backgrounds of our current executive officers are set forth below, other than David A. Perdue, Jr., our Chief Executive Officer, whose background is set forth above under the heading “Proposal 1:  Election of Directors.”

Name, Age, Position with Dollar General	Business Experience

Donald S. Shaffer, 60 President and Chief Operating Officer

Mr. Shaffer joined Dollar General as President and Chief Operating Officer in May 2001. He also served as Acting Chief Executive Officer from November 2002 until April 2, 2003.  From 2000 to 2001, Mr. Shaffer served as President and Chief Executive Officer of Heilig-Meyers Company, a retailer of home furnishings and bedding, and was its President and Chief Operating Officer from 1999 to 2000.  Heilig-Meyers Company filed a petition for bankruptcy on August 16, 2000.  From 1997 to 1998, he served as Chairman and Chief Executive Officer of Western Auto Supply Company, a wholesaler of automotive parts and a subsidiary of Sears, Roebuck and Co. From 1994 to 1996, Mr. Shaffer served as President and Chief Executive Officer of Sears Canada Inc., a retailer of general merchandise and a majority-owned subsidiary of Sears, Roebuck and Co.

James J. Hagan, 44 Executive Vice President, Chief Financial Officer

Mr. Hagan joined Dollar General as Executive Vice President and Chief Financial Officer in March 2001.  From June 2000 through March 2001, he served as Chief Financial Officer of Central Parking Corporation, a provider of parking and transportation management services.  From April 1999 through June 2000, Mr. Hagan served as Executive Vice President and Chief Financial Officer of Saturn Retail Enterprises, an owner/operator of Saturn automobile dealerships and a wholly owned indirect subsidiary of General Motors Corporation.  From May 1996 through April 1999, he served as Executive Vice President and Chief Financial Officer of Bruno’s Inc., a supermarket operator. Mr. Hagan also previously served as Executive Vice President and Chief Financial Officer of Revco D.S., Inc.

Tom J. Hartshorn, 52 Executive Vice President, Merchandising

Mr. Hartshorn joined Dollar General as Vice President, Operations in 1992 and became Vice President, Merchandising Operations in 1993.  He was named Senior Vice President, Logistics and Merchandising Operations in February 2000 and assumed his present position in February 2001. Before joining Dollar General, Mr. Hartshorn was Director of Store Operations for McCrory/TG&Y, a retailing company. Mr. Hartshorn joined TG&Y in 1968 and held various operations management positions, including Corporate Directors of Store Operations, Expense and Budget Control; Territorial Director of Store Operations; District Manager; and Store Manager.

Stonie R. O’Briant, 49 Executive Vice President, Operations

Mr. O’Briant joined Dollar General in 1991 as Divisional Merchandise Manager.  Mr. O’Briant was named General Merchandise Manager in 1992, Vice President, Merchandising in 1995, Senior Vice President, Merchandising and MIS in 1998, and Executive Vice President in 2000. He was promoted to his current position in February 2001.  Before joining Dollar General, Mr. O’Briant spent 17 years with Fred’s, Inc., a discount retailer, where he served in a number of executive management positions, including Vice President, Hardlines, Vice President, Softlines, and Vice President, Household Goods. He also owned his own business, O’Briant Enterprises, Inc. from 1989 to 1991, specializing in the service sector serving retail and wholesale customers and the military.

Melissa J. Buffington, 45 Senior Vice President, Human Development and Planning

Ms. Buffington joined Dollar General as Vice President, Human Resources in October 1999 before becoming Vice President and Chief Administrative Officer in February 2001.  She was promoted to Senior Vice President, Human Development and Planning in September 2002. Before joining Dollar General, she served as Executive Vice President, Human Resources of First American Corporation, a bank holding company.  She spent seven years with First American, holding various top management positions, including Senior Vice President, Quality Management, and Assistant Director, Strategic Planning. Ms. Buffington’s work experience also includes six years with NationsBank where she held positions as Assistant Vice President, Cost and Profitability Management and Senior Financial Analyst.

Susan S. Lanigan, 40 Vice President, General Counsel and Corporate Secretary

Ms. Lanigan joined Dollar General in July 2002 as Vice President, General Counsel and Corporate Secretary. Prior to joining Dollar General, Ms. Lanigan served as Senior Vice President, General Counsel and Secretary at Zale Corporation, a specialty retailer of fine jewelry, headquartered in Irving, Texas. During her six years with Zale, Ms. Lanigan held various positions, including Associate General counsel, before being promoted to Vice President in 1997. Prior to that, she held legal positions with both Turner Broadcasting System, Inc. and Troutman Sanders law firm.

Robert A. Lewis, 41 Vice President, Controller

Mr. Lewis joined Dollar General as Vice President, Controller in October 2001.  From May 1999 through September 2001, Mr. Lewis served as Group Vice President, overseeing operational, planning and administrative functions for Lux Corp., an apparel retailer doing business as “Mr. Rags” and a then wholly-owned subsidiary of Claire’s Stores, Inc. Mr. Lewis served as Vice President of Finance from February 1996 until May 1999, and as Controller from November 1988 until May 1999, for Claire’s Stores, Inc., an international retailer of value-priced costume jewelry and accessories. Prior to joining Claire’s Stores, Mr. Lewis was employed with Arthur Andersen & Co.

What are the terms of office of our executive officers?

All of our executive officers serve at the pleasure of the Board of Directors, and, in the case of Messrs. Perdue, Shaffer and Hagan, pursuant to employment agreements. See “Executive Compensation - Other Executive Benefits.”

Are there any familial relationships between any of our executive officers or directors?

There are no familial relationships between any of our executive officers or between any of our executive officers and any member of the Board of Directors.

EXECUTIVE COMPENSATION

The following tables discuss the compensation earned or accrued in 2002, 2001 and 2000 by those persons who served during 2002 in the capacity as Chief Executive Officer or were one of our other four most highly compensated executive officers in 2002. In particular, the table entitled “Option Grants in Last Fiscal Year” sets forth all options to acquire Dollar General common stock granted to these officers during 2002 and the table entitled “Aggregated Option Exercises in the Last Fiscal Year and Year-End Values” sets forth the number and value of unexercised options held by these officers at the end of 2002. We granted no stock appreciation rights in 2002, and none of these officers holds any stock appreciation rights. We will refer to these officers as our “named executive officers” throughout this document.

Summary Compensation Table

		Annual Compensation				Long-term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Restricted Stock Awards ($)	Securities Underlying Options (#)(1)	All Other Compensation ($)

Cal Turner, Jr., Chairman(2)	2002 2001 2000	800,030 795,864 775,029	374,320 800,000 0	17,578 20,145 22,080		0 0 0	446,925 111,785 205,168	250,795 35,255 35,014	(3)

Donald S. Shaffer, President and Chief Operating Officer(4)	2002 2001 2000	639,060 425,016 0	336,891 600,000 0	16,075 101,782 0	(5)	0 318,800 0	137,600 332,041 0	136,037 11,400 0	(6)

James J. Hagan, Executive Vice President and Chief Financial Officer(7)	2002 2001 2000	391,679 312,870 0	187,160 262,500 0	3,568 89,363 0	(8)	0 224,800 0	62,800 132,564 0	38,259 3,750 0	(9)

Tom J. Hartshorn, Executive Vice President, Merchandising	2002 2001 2000	267,508 225,841 201,674	128,672 172,500 0	7,575 5,578 3,584		0 0 0	62,800 109,184 96,340	54,675 12,098 13,357	(10)

Stonie R. O’Briant, Executive Vice President, Operations	2002 2001 2000	343,345 264,593 245,842	163,765 200,625 0	7,943 6,865 5,758		0 0 0	123,148 35,965 66,061	51,161 10,025 10,415	(11)

Melissa J. Buffington, Senior Vice President, Human Development and Planning	2002 2001 2000	241,674 196,674 178,756	96,550 150,000 0	7,199 11,515 13,493		0 0 0	25,200 45,111 39,712	33,557 9,311 5,112	(12)

(1)

The numbers in this column have been adjusted to reflect all common stock splits as of April 10, 2003.

(2)

Mr. Turner served as our Chief Executive Officer until November 11, 2002.

(3)

Includes $9,566 for Dollar General’s contributions to the 401(k) Plan, $27,060 for premiums paid under the Executive Life Plan, $192,003 for Dollar General’s contributions to the Supplemental Executive Retirement Plan and $22,166 for Dollar General’s contributions to the Compensation Deferral Plan.

(4)

Mr. Shaffer joined Dollar General on May 14, 2001. He served as Acting Chief Executive Officer from November 11, 2002 until April 2, 2003.

(5)

Of the amount listed, $76,359 was a reimbursement for relocation expenses.

(6)

Includes $8,500 for Dollar General’s contributions to the 401(k) Plan, $23,144 for premiums paid under the Executive Life Plan, $3,633 for premiums paid under the Disability Insurance Plan, $92,179 for Dollar General’s contributions to the Supplemental Executive Retirement Plan and $8,581 for Dollar General’s contributions to the Compensation Deferral Plan.

(7)

Mr. Hagan joined Dollar General on March 8, 2001.

(8)

Of the amount listed, $44,357 was a reimbursement on Mr. Hagan’s behalf to his previous employer for relocation expenses that he received from, and was required to reimburse to, that previous employer, and $15,480 was reimbursement for a company car that Mr. Hagan purchased from his previous employer.

(9)

Includes $5,259 for premiums paid under the Executive Life Plan, $29,250 for Dollar General’s contributions to the Supplemental Executive Retirement Plan and $3,750 for Dollar General’s contributions to the Compensation Deferral Plan.

(10)

Includes $9,545 for Dollar General’s contributions to the 401(k) Plan, $5,447 for premiums paid under the Executive Life Plan, $5,689 for premiums paid under the Disability Insurance Plan and $32,719 for Dollar General’s contributions to the Supplemental Executive Retirement Plan and $1,275 for Dollar General’s contributions to the Compensation Deferral Plan.

(11)

Includes $6,530 for Dollar General’s contributions to the 401(k) Plan, $5,252 for premiums paid under the Executive Life Plan, $4,728 for premiums paid under the Disability Insurance Plan, $24,169 for Dollar General’s contributions to the Supplemental Executive Retirement Plans and $10,482 for Dollar General’s contributions to the Compensation Deferral Plan.

(12)

Includes $9,941 for Dollar General’s contributions to the 401(k) Plan, $5,429 for premiums paid under the Executive Life Plan, $17,437 for Dollar General’s contributions to the Supplemental Executive Retirement Plan and $750 for Dollar General’s contributions to the Compensation Deferral Plan.

Options Granted in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in 2002 (%)	Exercise Price (per share) ($)	Expiration Date	5% ($)	10% ($)
Cal Turner, Jr.	178,725(1) 268,200(2)	4.31 6.47	15.42 16.14	4/19/2012 8/12/2012	1,733,195 2,722,326	4,392,257 6,898,909
Donald S. Shaffer	137,600(2)	3.32	16.14	8/12/2012	1,396,689	3,539,485
James J. Hagan	62,800(2)	1.51	16.14	8/12/2012	637,442	1,615,404
Tom J. Hartshorn	62,800(2)	1.51	16.14	8/12/2012	637,442	1,615,404
Stonie R. O’Briant	15,684(3) 44,664(4) 62,800(2)	0.38 1.08 1.51	15.37 15.37 16.14	3/18/2012 3/18/2012 8/12/2012	51,603 31,727 37,442	384,192 1,094,081 1,615,404
Melissa J. Buffington	25,200(2)	0.61	16.14	8/12/2012	55,789	648,219

(1)

These options became exercisable on October 20, 2002.

(2)

These options will become exercisable in increments of 25% on August 12, 2003, August 12, 2004, August 12, 2005 and August 12, 2006, provided that the applicable officer continues to be employed by Dollar General through such dates.

(3)

These options were granted in accordance with Dollar General’s “Stock Plus” program by virtue of the fact that Mr. O’Briant maintained the necessary level of common stock ownership under the program. These options became exercisable on September 19, 2002.

(4)

These options became exercisable on September 19, 2002.

Aggregated Option Exercises in the Last Fiscal Year and Year-End Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year-End*
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Cal Turner, Jr.	579,457	884,995	-	$ 2,212,775
Donald S. Shaffer	255,091	214,550	-	-
James J. Hagan	88,614	106,750	-	-
Tom J. Hartshorn	569,122	238,555	$ 1,598,188	$ 503,052
Stonie R. O’Briant	357,714	229,565	$ 38,521	$ 437,124
Melissa J. Buffington	105,654	89,980	-	-

*

Based on the closing price of Dollar General’s common stock on January 31, 2003 ($11.26).

Employee Retirement Plan

The Dollar General Corporation 401(k) Savings and Retirement Plan became effective on January 1, 1998.  Balances in two earlier plans were transferred into this plan.

Prior to January 1, 2003, we made discretionary annual contributions, which were equal to 2% of each eligible employee’s compensation.  For the 2002 plan year, this contribution was allocated only to eligible employees who were actively employed as of December 31, 2002. This contribution was made in cash and eligible employees were not required to make any additional contributions in order to receive this contribution.  Additionally, participants could elect to contribute between 1% and 15% of their annual salary, up to a maximum annual contribution of $11,000 in calendar year 2002 and $12,000 in calendar year 2003.  In addition to the discretionary annual contribution, we made a matching contribution equal to 50% of employee contributions, up to 6% of annual salary.

Effective January 1, 2003, the plan was amended to eliminate the discretionary 2% contribution. Additionally, participants now are permitted to contribute between 1% and 25% of their annual salary, up to a maximum of $12,000 in calendar year 2003. We match these contributions at a rate of 100% of employee contributions, up to 5% of annual salary, after an employee has been employed for one year.

The plan covers all employees, including the named executive officers, subject to certain eligibility requirements.  The plan is subject to the Employee Retirement and Income Security Act (“ERISA”).

A participant’s right to claim a distribution of his or her account balance is dependent on ERISA guidelines and Internal Revenue Service regulations. Further, prior to January 1, 2003, the vesting schedule below applied:

Employee Contributions	Immediately Vested
Dollar General Discretionary Contribution (2%)	Immediately Vested
Employer Matching Contribution – Effective through 12-31-01	40% Vested at the end of the 4th Year 100% Vested at the end of the 5th Year
Employer Matching Contribution – Effective 01-01-02	100% Vested at the end of the 3rd Year

Effective January 1, 2003, all active employees are fully vested in all contributions to the plan.

As of January 31, 2003, Messrs. Turner, Shaffer, Hagan, Hartshorn and O’Briant and Ms. Buffington had 37, 1, 1, 11, 11 and 3 years of credited service, respectively.  Their account balances under the plan as of January 31, 2003, were $500,398 (Turner); $17,070 (Shaffer); $0 (Hagan); $118,418 (Hartshorn); $97,398 (O’Briant); and $138,721 (Buffington).  Upon retirement, each participant has the option of taking a lump sum, an annuity or installment payments.

Other Executive Benefits

We offer the Supplemental Executive Retirement Plan (the “SERP”) and Compensation Deferral Plan (the “CDP”) to certain key employees who are determined to be eligible by the Compensation Committee.  Pursuant to the CDP, participants make annual elections to defer up to 65% of base pay, reduced by any deferrals to the qualified plan, and up to 100% of bonus.  All participants are 100% vested for all compensation deferrals.  Pursuant to the SERP, we make an annual contribution to all participants who are actively employed on December 31.  The contribution percentage is based on the following schedule of age plus service:

Age Plus Service	Percent of Base Plus Bonus
	Non-Officers	Officers
<40	2.0%	3.0%
40-59	3.0%	4.5%
60-79	5.0%	7.5%
80 or more	8.0%	12.0%

As of January 31, 2003, Messrs. Turner, Shaffer, Hagan, Hartshorn and O’Briant and Ms. Buffington had “age plus service” levels equal to 100, 60, 44, 63, 59 and 48, respectively.  Their account balances under the SERP and CDP, after taking into account contributions made in respect of 2002, were $4,949,987 (Turner); $650,134 (Shaffer); $33,001 (Hagan); $144,257 (Hartshorn); $477,830 (O’Briant); and $64,021 (Buffington).  Participants have actual investment funds to choose from which mirror the investment options available in the 401(k) Plan.  The SERP is non-qualified and, therefore, is not subject to certain requirements under ERISA. The CDP was amended in 2003 to mirror provisions in the 401(k) Plan.

We have entered into an employment agreement with David A. Perdue, dated April 2, 2003, pursuant to which Mr. Perdue serves as our Chief Executive Officer. The agreement extends to March 31, 2007.  Mr. Perdue's agreement provides for:

•

minimum base salary of $900,000;

•

signing bonus of $270,000 plus 78,865 shares of restricted stock that vest in 5 equal annual increments;

•

annual bonus opportunity of up to 160% of his base salary, with a guaranteed payment equal to 50% of his base salary for 2003;

•

options to acquire 1,000,000 shares of our common stock, which vest in 3 equal annual increments (500,000 of which were granted under our 1998 Stock Incentive Plan and 500,000 of which were granted outside of that plan);

•

reimbursement for certain expenses associated with his becoming our Chief Executive Officer, including moving expenses and up to $20,000 for accounting and legal fees;

•

participation in our health, welfare and compensation benefit plans (excluding our Supplemental Executive Retirement Plan for key employees), life insurance with an aggregate death benefit of at least 2.5 times his base salary and 4 weeks paid annual vacation;

•

participation in an individualized Supplemental Executive Retirement Plan that provides for payment of a benefit equal to 25% of Mr. Perdue's  highest 3-year average compensation at the later of age 60 or 15 credited years of service, and 100% vesting after 10 credited years of service (with 5 additional years being credited for both benefit accrual and vesting in the event that Mr. Perdue's employment is terminated by us without cause or by him for good reason). An employment year generates two years of credited service for each of his first 5 employment years, and 1 year of credited service thereafter to a maximum of 15 credited years of service;

•

in the event Mr. Perdue’s employment is terminated due to death or disability (as defined in the agreement), all options, restricted shares and other incentive awards shall vest and become fully exercisable;

•

in the event Mr. Perdue’s employment is terminated by us for any reason other than death, disability, cause or by him for good reason (each as defined in the agreement), a severance payment to be paid over a 24 month period equal to 2.5 times (3 times if within two years after a change in control) the sum of his base salary and his actual annual incentive bonus earned in the year immediately prior to the year in which his employment terminated (or 80% of base salary, if greater); all stock options and restricted shares granted under the agreement fully vest and become exercisable and we pay a retiree medical benefit for 30 (36 if the termination occurs within 2 years after a change in control) months;

•

a tax gross up for amounts due for excise taxes imposed upon severance payments; and

•

non-competition, non-disclosure and non-solicitation provisions designed to protect us in the event Mr. Perdue were to leave our employment.

We have entered into an employment agreement with Donald S. Shaffer, dated November 12, 2003, pursuant to which Mr. Shaffer, in addition to serving as President and Chief Operating Officer, served as our Acting Chief Executive Officer until we hired a permanent Chief Executive Officer.  The agreement to serve as Acting Chief Executive Officer extended through April 2, 2003 when we retained Mr. Perdue as our Chief Executive Officer.  The agreement provides that Mr. Shaffer is to continue to serve as our President and Chief Operating Officer for a term of up to 270 days following Mr. Perdue’s retention as Chief Executive Officer.  After that time, the agreement contemplates Mr. Shaffer’s continued services as President and Chief Operating Officer upon the mutual agreement of Mr. Shaffer and us. Mr. Shaffer’s agreement further provides for:

•

minimum base salary of $625,000, with an additional $8,334 a month during the time he serves as Acting Chief Executive Officer;

•

participation in our management bonus program;

•

stock options provided for and available to other senior executives;

•

participation in our health, welfare and compensation benefit plans; and

•

in the event Mr. Shaffer’s employment is terminated prior to the expiration of the employment term by us for any reason other than death, disability, or cause (each as defined in the agreement) or by him, a severance payment equal to two years’ base salary, to be paid over a 24-month period, and the bonus payment that he otherwise would have received in the two years following his termination date, with a guaranteed “level 1” minimum bonus payment, and certain other perquisites.

We also have entered into a letter agreement with James J. Hagan, dated February 8, 2001, as amended December 20, 2001, pursuant to which Mr. Hagan serves as our Executive Vice President and Chief Financial Officer. Mr. Hagan receives the following benefits under that agreement:

•

minimum base salary of $350,000;

•

annual bonus opportunity up to 75% of his base salary;

•

10,000 shares of restricted stock, which vested on the first anniversary of Mr. Hagan’s employment with us;

•

an option to acquire 87,900 shares of our common stock, which will vest 9.5 years from the date of grant or, if earlier, upon the attainment by Dollar General of certain performance goals;

•

reimbursement for relocation expenses, including an income tax gross-up;

•

participation in our health, welfare and compensation benefit plans;

•

in the event of a termination of Mr. Hagan’s employment for any reason other than for cause (as defined in his agreement), a severance payment payable over a 24 month period equal to two years’ base salary; and

•

reimbursement, including an income tax gross up, for the depreciated book value of Mr. Hagan’s automobile.

Compensation Committee Interlocks and Insider Participation

Each of Messrs. Gee, Beré, Bottorff, Clayton, Dickson, Wilds and Wire was a member of our Compensation Committee at various times during 2002.  None of these persons was at any time during 2002 an officer or employee of Dollar General or any of our subsidiaries.   Except as set forth below, none of our executive officers served as a member of a compensation committee or as a director of any entity of which any of our directors served as an executive officer during 2002. During 2002, Mr. Wilds served as an employee of The Family Office, a limited liability company formed by the family of Mr. Turner, our Chairman. Mr. Turner served as our Chief Executive Officer until November 11, 2002. Mr. Wilds resigned from our Compensation Committee in June 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

The United States securities laws require our executive officers, directors, and 10% shareholders to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, the New York Stock Exchange and with us.  Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during and with respect to fiscal 2002 and written representations by our directors, officers and 10% shareholders, each of such persons filed, on a timely basis, the reports required by Section 16(a) of the Securities Exchange Act of 1934 with respect to 2002.

However, we have become aware that some reports required by Section 16(a) to be filed with respect to periods prior to fiscal 2002 were filed untimely. A Form 3 to report election as a director was filed late for each of Dennis C. Bottorff and E. Gordon Gee. Two Forms 4 to report two stock options grants to Mr. Bottorff were filed late. A Form 4 to report a stock option grant to each of James L. Clayton, Reginald D. Dickson, E. Gordon Gee, John B. Holland, Barbara M. Knuckles, David M. Wilds and William S. Wire, II, all directors, and for Melissa J. Buffington, an executive officer, was filed late.  Two Forms 4 to report three stock option grants to each of Stonie R. O’Briant, an executive officer, and Robert I. Warner, a former executive officer, were filed late.

REPORT OF THE COMPENSATION COMMITTEE

What is our compensation philosophy?

We emphasize a pay-for-performance philosophy, linking management compensation, Dollar General performance and shareholder return. This strategy reflects our desire to reward results that are consistent with the key goals of Dollar General and our shareholders. We believe that this philosophy, implemented through the compensation program, enables us to attract, retain and motivate results-oriented employees to achieve higher levels of shareholder return.

What is our direct compensation philosophy?

Executives receive their direct compensation in the form of base pay, short-term or annual incentive compensation and long-term incentive compensation.

We believe base pay should relate to the skills required to perform a job and to the value of each job performed relative to the industry, the market and the job’s strategic importance to us. This method of valuation allows us to respond to changes in our employment needs and changes in the labor market. Increases in base pay require a satisfactory or better level of performance.

Short-term or annual incentive compensation awards are contingent upon Dollar General performance and individual performance. The threshold, target and maximum annual incentive compensation opportunity for each employee is set based upon his or her job classification and competitive market data.

The long-term incentive compensation program currently consists of awards of time-vested stock options. The size of these awards is directly linked to employee job classification. These awards serve to improve alignment of employee and shareholder interests and to reward superior performance. All stock option grants in fiscal 2002 were issued under guidelines of the 1998 Stock Incentive Plan and granted under the authority of this committee.

What is our indirect compensation philosophy?

Our indirect compensation programs are intended to protect employees from extreme financial hardship in the event of a catastrophic illness or injury and to provide limited income security for retirement years. We believe that our health, life and disability benefit programs provide competitive levels of protection without jeopardizing our position as a low-cost retailer. We manage healthcare costs aggressively and enlist employee assistance in cost management. Employees have various opportunities to share in healthcare cost reductions and are encouraged to adopt healthy lifestyles.

We believe our retirement plans provide limited income security at retirement for the typical employee. Employees also are invited to share in ownership of Dollar General through participation in the Dollar General Direct Stock Purchase Plan and the Dollar General Corporation 401(k) Savings and Retirement Plan.

How are our executive officers compensated?

Under the supervision of this committee, Dollar General has developed compensation policies and programs designed to provide competitive levels of compensation that integrate pay with Dollar General’s annual and long-term performance goals. We are committed to creating rewards for our officers that encourage a team approach to achieving corporate objectives and to creating shareholder value.

The executive officers’ incentive compensation for fiscal 2002 reflects our emphasis on achieving both short and long-term objectives. Short-term incentive compensation includes an annual cash bonus that is based on Dollar General performance and is linked to a percentage of the executive officer’s salary. Long-term incentive compensation includes time-vested stock options. Prior to fiscal 2002, long-term incentive compensation included performance-accelerated stock options in addition to time-vested stock options. A portion of these performance-accelerated stock options vested in fiscal 2003 based on Dollar General earnings performance in fiscal 2002. Decisions to pay long-term and short-term incentive awards to executive officers are based on the achievement by Dollar General of performance goals that are established annually by this committee.

This committee’s approach to base compensation is to offer competitive salaries to all executive officers in comparison with market practices.

How do we determine the salary increases for the CEO and the other named executive officers?

The increase in base salaries in fiscal 2002 was determined based upon:

•

a competitive market study conducted by Watson Wyatt International, an executive compensation consulting firm, including a proxy peer study and a review of data published in top retail and general industry surveys; and

•

the subjective analysis by this committee, after evaluating the recommendations, peer group data, Dollar General’s overall performance, and the respective individual performance criteria of all executive officers (including the CEO).

How does our annual cash bonus program work?

Our annual cash bonus program for the executive officers is the short-term incentive component of the officers’ cash compensation. The payment of annual cash bonuses is based on both objective and subjective criteria. In addition to our executive officers, most full-time employees are eligible to receive a cash bonus.

Objective criteria used to determine bonus levels for executive officers include actual earnings improvement goals established by this committee at the beginning of each fiscal year. We believe that our goals are defined measures of Dollar General performance, which are easily identified and reviewed by shareholders.

For executive officers, if Dollar General reached the “threshold” goal, which was considered by this committee to be challenging, then 25% of salary was to be awarded to each executive officer as a cash bonus. If Dollar General reached the “target” goal, then 50-65% of salary was to be awarded.  If Dollar General reached the “maximum” goal, which was considered by this committee to be extremely challenging, then 75-100% of salary, depending upon the officer, was to be awarded to each executive officer as a cash bonus (for a discussion of the annual bonus plan as it relates to our executives who served as CEO during 2002, see the discussion below under the heading “How is the CEO Compensated?”). The percentage of salary awarded for earnings performance falling between the “threshold” and “maximum” goals is based on a graduated scale commensurate with earnings. Two factors determine whether an employee receives an annual cash bonus: (a) Dollar General must achieve an established earnings goal; and (b) the individual must achieve a satisfactory performance rating when evaluated against annually established objectives.

For fiscal 2002 performance, executive officers will receive a cash bonus in 2003 ranging from 38-47% of salary, depending on the officer.

How does our employee stock incentive program work?

We grant non-qualified stock options under the 1998 Stock Incentive Plan. Stock options are awarded to the executive officers and other key employees, as approved by this committee. We use stock options as an incentive for outstanding performance and to encourage stock ownership.

Executive officers and other eligible employees receive time-vested stock options. Prior to fiscal 2002, these persons also were granted performance-based options. The performance-based options had an accelerated vesting schedule tied to the achievement of various levels of corporate performance goals. In fiscal 2002, we met the first level of our stock program performance goals and, accordingly, the relevant performance-accelerated stock options were vested. For more information regarding our 1998 Stock Incentive Plan, see “Proposal 2:  Amendment to the Dollar General Corporation 1998 Stock Incentive Plan.”

In addition, we previously had a stock option program (the “Stock Plus” program) that awarded stock options to executive officers and other key employees as an incentive for holding certain target amounts of Dollar General stock. This program was suspended on April 30, 2001, pending review of its effectiveness by this committee. However, during the 2000-2001 cycle, 34 participants maintained the target level of ownership and earned an aggregate of 175,005 options under this program. Of these options, 65,919 options held by five participants were granted in fiscal 2002. The remainder were granted during fiscal 2001. This committee has determined not to continue the Stock Plus program.

What is a “performance-accelerated” stock option?

Prior to fiscal 2002, this committee tied the acceleration of certain stock option vesting to certain earnings goals. Each eligible employee received stock option grants with a nine and one-half year vesting schedule. However, if the eligible employee met his or her individual goals and Dollar General met one of its established earnings goal levels, then the stock option grant tied to that particular goal level would vest on an accelerated basis.

How do we determine how many stock options to grant?

In determining the number of shares subject to stock options granted to the employees eligible to participate in the 1998 Stock Incentive Plan, this committee takes into account the employees’ scope of accountability, their strategic and operational responsibilities and competitive compensation data.

How is the CEO compensated?

In determining the CEO’s salary, this committee considers the CEO’s prior-year performance, when applicable, and expected future contributions to Dollar General, as well as peer industry survey results published annually. As with the other executive officers, the CEO’s compensation reflects our emphasis on achieving both short and long-term performance. In order to better incentivize the CEO, this committee believes that a substantial portion of the CEO’s compensation should be tied directly to overall Dollar General performance.

Consistent with this philosophy, this committee established a 2002 annual salary for Cal Turner, Jr., our CEO through November 11, 2002 and our Chairman, that was approximately equal to the median for CEOs of the industry comparison group, and emphasized the pay-for-performance components of his total compensation package. Mr. Turner did not receive a salary increase in 2002. Donald S. Shaffer was appointed our Acting CEO on November 12, 2002. Because Mr. Shaffer served as our President and Chief Operating Officer until that time, his salary and other compensation were previously determined at the beginning of fiscal 2002. However, we modified Mr. Shaffer’s compensation effective November 12, 2002 to take into account his added responsibilities. Mr. Shaffer received a 3% increase in his 2002 annual salary prior to his appointment as Acting CEO, and a 16% increase in his 2002 annual salary upon his appointment as Acting CEO. References to the “CEO” throughout this report refer to both Mr. Turner and Mr. Shaffer unless otherwise noted.

Also consistent with this philosophy, we have created an opportunity for additional reward through performance-based compensation in the form of short and long-term incentive compensation. Like other executive officers, the CEO is eligible for an annual bonus based on the attainment of Dollar General earnings improvement goals. The CEO also is eligible for grants of non-qualified time-vested options. As with other executive officers, any prior grants of performance-based stock options, which have a nine and one-half year vesting schedule, can be accelerated to an earlier vesting date if certain committee-established Dollar General earnings improvement goals and individual performance goals are achieved. The time-vested stock options vest ratably according to the approved vesting schedule.

When determining the pay-for-performance component of the CEO’s compensation package, this committee takes into consideration market competitive practice and performance against goals. This committee believes that it is important to continue its incentive compensation program in a manner that is competitive in the industry and continues to motivate and reward outstanding performance.

Under our short-term incentive program, the CEO’s total possible cash-bonus incentive is 100% of his salary. To be eligible for a cash bonus, the CEO must achieve performance goals established by this committee, and Dollar General must meet its earnings improvement goal. If the CEO meets all relevant performance goals at a “threshold” level, the CEO will receive a cash bonus equal to 25% of his annual salary. If the CEO meets all relevant goals at a “target” level, the CEO will receive a cash bonus equal to 65% of his annual salary.  If the CEO meets all relevant goals at a “maximum” level, the CEO will receive a cash bonus equal to 100% of his annual salary. The percentage of salary awarded for earnings performance falling between the “threshold” and “maximum” goals is based on a graduated scale commensurate with performance.

For fiscal 2002 performance, Mr. Turner and Mr. Shaffer each earned a bonus equal to 47% of his respective annual salary. Our Board, upon the recommendation of this committee, determined that because Mr. Turner, who remains as our Chairman, served as our CEO for a substantial portion of fiscal 2002, his bonus payout should be calculated as though his position as CEO were continued through the entire 2002 fiscal year.

Our long-term incentive compensation program for fiscal 2002 rewarded Mr. Turner with time-vested options to acquire stock with a fair market value on the date of grant approximately equal to 3 times his annual salary. Mr. Shaffer was awarded a grant of time-vested options approximately equal to 2.5 times his annual salary. In addition, because the first level of the stock option program goals established by this committee were achieved in fiscal 2002, Mr. Turner’s and Mr. Shaffer’s relevant stock options tied to that goal level will become exercisable on an accelerated basis in fiscal 2003.

How are the limitations on deductibility of compensation handled?

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million per employee, unless certain requirements are met.  Our policy is generally to design our compensation plans and programs to ensure full deductibility.  This committee attempts to balance this policy with compensation programs designed to motivate management to maximize shareholder value.  If this committee determines that the shareholders’ interests are best served by the implementation of compensation policies that are affected by Section 162(m), our policies do not restrict this committee from exercising discretion in approving compensation packages even though that flexibility may result in certain non-deductible compensation expenses.

Who has furnished this report?

This report on executive compensation has been furnished by the members of the Compensation Committee:

•

E. Gordon Gee, Chairman

•

David L. Beré

•

James L. Clayton

•

Reginald D. Dickson

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight and review of Dollar General’s accounting functions and internal controls. This committee is comprised of three directors who are independent as determined in accordance with Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards. On November 11, 2002, the Board of Directors adopted an Audit Committee Charter to govern this committee, a copy of which is attached as Appendix A to this proxy statement. This committee is responsible for recommending to the Board that our audited financial statements be included in our annual report.  In connection with this recommendation, this committee took the following steps:

•

In overseeing the preparation of Dollar General’s financial statements, the committee met with both management and Dollar General’s outside auditors to review and discuss financial statements, including associated footnotes and Management’s Discussion and Analysis of Financial Condition and Results of Operations, to be included in SEC filings prior to their issuance and to discuss significant accounting issues.  Management advised the committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the committee discussed the statements with both management and the outside auditors.  The committee’s review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

•

The committee discussed with our independent auditors matters relating to the auditors’ independence, including the written disclosures made, and the letter from the independent auditors delivered to the committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, this committee considered the compatibility of certain non-audit services with the auditors’ independence.  This discussion and disclosure informed this committee of the auditors’ independence, and assisted this committee in evaluating that independence.

•

Reviewed and discussed CEO and CFO Certifications concerning the Company's Form 10-K.

This report has been furnished by the members of the Audit Committee:

•

William S. Wire, II, Chairman

•

Barbara M. Knuckles

•

James D. Robbins

SHAREHOLDER RETURN

PERFORMANCE GRAPH

As a part of the executive compensation information presented in this proxy statement, the SEC requires us to prepare a performance graph that compares our cumulative total shareholders’ return during the previous five years with a performance indicator of the overall stock market and our peer group.  For the overall stock market performance indicator, we use the S&P 500 Index.  For the peer group stock market performance indicator, we use the S&P General Merchandise Stores Index, which is a subgroup of the S&P 500 and includes Dollar General. In prior years, we compared ourselves with a peer group consisting of stock market results of the publicly held participants of the peer group compensation survey published by Hewitt (formerly known as the MCS survey), which, in 2002, consisted of Big Lots, Inc., Kmart Corporation, Ross Stores, Inc., The TJX Companies, Inc., Value City Department Stores, Inc. and Wal-Mart Stores, Inc. Upon review, we believe that because we are included in the S&P 500, a more appropriate peer group for performance graph purposes would be our S&P 500 subgroup, the S&P General Merchandise Stores. This year, we have shown our performance versus both peer groups in accordance with SEC regulations.

[GRAPH ATTACHED AS SEPARATE FILE]

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table shows information concerning persons who, as of April 10, 2003, were known by us to be beneficial owners of more than five percent of our common stock.  Unless otherwise noted, these persons have sole voting and investment power over the shares of common stock listed opposite his, her or its name. Percentage computations are based on 333,513,979 shares of our common stock outstanding as of April 10, 2003.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Cal Turner, Jr. 100 Mission Ridge Goodlettsville, TN 37072	45,038,372(1)	13.5%
James Stephen Turner 138 Second Avenue, Suite 200 Nashville, TN 37201	23,218,990(2)	7.0%
Capital Research and Management Co. 333 South Hope Street Los Angeles, CA 90071	25,171,350(3)	7.5%
Oppenheimer Capital LLC 1345 Avenue of the Americas 49th Floor New York, New York 10105	28,390,422(4)	8.5%
Maverick Capital, Ltd. 300 Crescent Court, 18th Floor Dallas, Texas 75201	18,077,600(5)	5.4%

(1)

Includes 14,564,755 shares held by various trusts and foundations for which Mr. Turner is a trustee; 16,711,503 shares pursuant to which he has voting authority pursuant to a voting agreement; 758,836 shares held by his wife; 21,914 shares held in retirement plans; 12,102,412 shares held directly; 82 shares held by the Estate of Cal Turner, Sr. for which Mr. Turner serves as co-executor with James S. Turner; and 878,870 shares issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days of April 10, 2003. Mr. Turner has sole voting power with respect to 29,830,732 shares, shared voting power with respect to 15,207,640 shares, sole investment power with respect to 13,119,229 shares and shared investment power with respect to 15,207,640 shares of common stock. The shares issuable upon the exercise of outstanding options described in this note are considered outstanding for the purpose of computing the percentage of outstanding common stock owned by Mr. Turner, but not for the purpose of computing the percentage ownership of any other person.

(2)

Includes 15,293,789 shares held by various trusts and foundations for which Mr. Turner is a trustee; 56,445 shares held by his wife; 82 shares held by the estate of Cal Turner, Sr. for which Mr. Turner is a co-executor with Cal Turner, Jr.; 9,863 shares held by his retirement accounts; and 7,858,811 shares held directly.  Mr. Turner has sole voting and investment power with respect to 8,648,824 shares and shared voting and investment power with respect to 14,570,166 shares of common stock.

(3)

Based solely on the Schedule 13G filed by Capital Research and Management Company on February 13, 2003. The entity has sole dispositive power with respect to 25,175,350 shares, but does not have sole or shared voting power over any of the shares, and Capital Research and Management Company disclaims beneficial ownership of all the shares of common stock pursuant to Rule 13d-4.

(4)

Based solely on the Schedule 13G filed by Oppenheimer Capital LLC on February 14, 2003.

(5)

Based solely on the Schedule 13G filed by Maverick Capital, Ltd. On February 14, 2003. Maverick Capital Management, LLC is the General Partner of Maverick Capital, Ltd. and can be reached at the same address as that noted for Maverick Capital, Ltd. Mr. Lee S Ainslie, III is a manager of Maverick Capital Management, LLC and is granted sole investment discretion pursuant to Maverick Capital Management, LLC's Regulations. Mr. Ainslie’s address is 767 Fifth Avenue, 11th Floor, New York, New York 10153.

Security Ownership by Officers and Directors

The following table shows the amount of our common stock beneficially owned, as of April 10, 2003, by all directors and named executive officers, and by all current directors and executive officers as a group. Unless otherwise noted, these persons may be contacted at our executive offices, and they have sole voting and investment power with respect to the shares indicated. Percentage computations are based on 333,513,979 shares of our common stock outstanding as of April 10, 2003.

Name of Beneficial Owner	Shares Beneficially Owned		Percent of Class
David L. Beré	5,000	(1)	*
Dennis C. Bottorff	19,525	(1)	*
Barbara L. Bowles	8,054	(1)	*
James L. Clayton	482,527	(1)(2)	*
Reginald D. Dickson	63,635	(1)	*
E. Gordon Gee	10,212	(1)	*
John B. Holland	510,386	(1)	*
Barbara M. Knuckles	18,602	(1)	*
David A. Perdue, Jr.	78,865	(1)	*
James D. Robbins	6,919	(1)	*
Cal Turner, Jr.	45,038,372	(1) (3)	13.5%
David M. Wilds	278,334	(1)	*
William S. Wire, II	53,361	(1)	*
Donald S. Shaffer	326,391	(1)	*
James J. Hagan	127,914	(1)	*
Tom J. Hartshorn	864,912	(1)(4)	*
Stonie R. O’Briant	582,203	(1)(5)	*
Melissa J. Buffington	132,906	(1)	*
All directors and executive officers as a group (20 persons)	48,608,118	(1)	14.4%

*

Denotes less than 1% of class.

(1)

Includes the following number of restricted shares and shares subject to options either currently exercisable or exercisable by the named holders within 60 days of April 10, 2003: Mr. Bottorff (17,573); Ms. Bowles (7,054); Mr. Clayton (71,642); Mr. Dickson (43,630); Dr. Gee (10,212); Mr. Holland (37,380); Ms. Knuckles (17,842); Mr. Perdue (78,865); Mr. Robbins (3,619); Mr. Turner (878,870); Mr. Wilds (71,642); Mr. Wire (37,380); Mr. Shaffer (306,391); Mr. Hagan (117,914); Mr. Hartshorn (671,193); Mr. O’Briant (426,322); Ms. Buffington (132,129); and all directors and executive officers as a group (3,004,657). The shares described in this note are considered outstanding for the purpose of computing the percentage of outstanding Dollar General common stock owned by each named individual and by the group. They are not considered outstanding for the purpose of computing the percentage ownership of any other person.

(2)

Includes 7,765 shares over which Mr. Clayton shares voting and investment power.

(3)

Includes shares beneficially owned as set forth under “Security Ownership of Certain Beneficial Owners.”

(4)

Includes 24,139 shares held by Mr. Hartshorn’s spouse over which Mr. Hartshorn does not exercise voting or investment power, and 157,066 shares over which Mr. Hartshorn shares voting and investment power.

(5)

Includes 5,087 shares held by Mr. O’Briant’s spouse over which Mr. O’Briant does not exercise voting or investment power.

PROPOSAL 2:

AMENDMENT TO THE DOLLAR GENERAL

CORPORATION 1998 STOCK INCENTIVE PLAN

What is the Dollar General Corporation 1998 Stock Incentive plan?

The Dollar General 1998 Stock Incentive Plan was originally approved for adoption by our shareholders in June 1998.  The stated purpose of the plan is to enable us to attract, retain and reward key employees of and consultants to Dollar General and its subsidiaries and affiliates, and our non-employee directors, and to strengthen the mutuality of interests between those persons by awarding performance-based cash and stock incentives and/or other equity interests or equity-based incentives in Dollar General. The plan permits the award of stock options, stock appreciation rights, restricted stock and restricted stock units to plan participants. The plan currently provides that up to 21,375,000 shares of our common stock may be issued under the plan. The plan is not intended to be a “qualified plan” under Section 401(a) of the Internal Revenue Code.

How do the amendments change the plan?

The proposed amendments will provide greater flexibility in crafting awards that will provide competitive incentives to our key employees by:

•

permitting the grant of restricted stock units;

•

increasing the number of awards that may be granted in the form of restricted stock or restricted stock units from 100,000 shares to 4,000,000 shares;

•

increasing the number of shares available for grant under the plan by 8,000,000 shares; and

•

changing the form of equity compensation granted annually to our outside directors from stock options to restricted stock units.

The amendment also will add provisions that we know are favored by shareholders generally.  These provisions provide that:

•

we will not amend outstanding stock options to lower the exercise price of the stock option without prior shareholder approval;

•

options will not be granted with an exercise price that is below the fair market value of our stock on the date the stock option is granted;

•

options will not vest prior to the sixth month anniversary of the date of grant; and

•

the restriction period for restricted stock and restricted stock units granted to key employees and consultants will be at least six months from the date of grant.

Why is the Board recommending amendment of the plan?

The Board believes that the proposed amendments will help us to increase shareholders’ value and further the goals of the plan by providing us with the greater flexibility to implement annual and long-term incentives that are intended to increase shareholder value.  We believe that, in many instances, providing a key employee with a more direct interest in Dollar General through a restricted stock or restricted stock unit grant can provide a greater incentive to employees, and better align the interests of our employees with our shareholders, than a stock option.  The increase in the number of shares is the number that our advisors and we think is necessary to provide competitive incentives and rewards over the next few years.

Changing equity compensation to outside directors from stock options to restricted stock units will remove the speculative nature of equity-based compensation for our outside directors.  Our advisors and we think that the current level of compensation for our outside directors is substantially below that of similarly situated companies, and that this change is necessary to provide competitive incentives and rewards for our outside directors and to bring their compensation closer in line with those of other similarly situated companies.

Has the Board adopted the amendment to the plan?

Yes, but the Board’s adoption of the plan is subject to shareholder approval at the annual meeting.

When will the amendment become effective?

The amended and restated plan will become effective on the date it is approved by our shareholders. If the plan is approved at the annual meeting, it will become effective on June 2, 2003.

Who can participate in the plan?

The following persons are eligible to participate in the plan:

•

all Dollar General employees;

•

all employees of our 50% or more owned subsidiaries;

•

all employees of our 20% or more owned affiliates that our Board designates as a participating employer; and

•

our outside directors, to a limited extent.

The selection of the participants who will receive awards, other than our outside directors, is entirely within the discretion of the Compensation Committee of our Board of Directors, except that only employees of Dollar General or our 50% or more owned subsidiaries may receive incentive stock options.  The Compensation Committee has no discretion over the terms and conditions of grants or awards to our outside directors. Instead, the plan specifies those terms and conditions. We will refer to the Compensation Committee throughout this section as the “committee.”

What types of awards does the plan allow for participants?

Under the plan, as proposed to be amended, the committee has the authority to grant to our employees and consultants, and the Board of Directors has the authority to grant to directors who are not employed by us, the following types of awards:

•

stock options (incentive stock options and nonqualified stock options);

•

stock appreciation rights;

•

restricted stock; and/or

•

restricted stock units.

What is a restricted stock unit?

A restricted stock unit represents a right to receive one share of Dollar General common stock for each restricted stock unit.  A restricted stock unit is similar to restricted stock, except that the shares of common stock are not issued to the restricted stock unit recipient until the end of a specified period of time.  This right is subject to forfeiture under certain circumstances.  When the specified period of time ends, without a prior forfeiture, the holder of the restricted stock unit receives one share of common stock for each restricted stock unit.

What are the rules and restrictions applicable to the different types of awards?

Incentive stock options (“ISOs”) and non-qualified stock options may be granted for such number of shares as the committee may determine and may be granted alone, in conjunction with, or in tandem with other awards under the plan or cash awards outside the plan.  A stock option will be exercisable at the times and subject to the terms and conditions as the committee will determine.  In the case of an ISO, however, the term will be no more than ten years after the date of grant (five years in the case of ISOs for certain 10% shareholders).  The option price for an ISO will not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of our common stock as of the date of grant and for any non-qualified stock option will not be less than the fair market value as of the date of grant.  ISOs granted under the plan may not be transferred or assigned other than by will or by the laws of descent and distribution.  No ISOs may be granted on or after the tenth anniversary of the earlier of the effectiveness of the plan or shareholder approval of the plan.  Non-qualified stock options and stock appreciation rights may not be transferred or assigned without the prior written consent of the committee other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family, or (ii) transfers by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

Stock appreciation rights (“SARs”) may be granted under the plan in conjunction with all or part of a stock option and will be exercisable only when the underlying stock option is exercisable.  Once a stock appreciation right has been exercised, the related portion of the stock option underlying the stock option appreciation right will terminate.  Upon the exercise of a stock appreciation right, we will pay to the employee or consultant in cash, Dollar General common stock, or a combination thereof (the method of payment to be at the discretion of the committee), an amount equal to the excess of the fair market value of the common stock on the exercise date over the option price, multiplied by the number of stock appreciation rights being exercised.  No SARs have been granted under the plan.

Restricted stock and restricted stock unit awards may be granted alone, in addition to, or in tandem with, other awards under the plan or cash awards made outside the plan.  The provisions attendant to a grant of restricted stock or restricted stock units may vary from participant to participant.  In making an award of restricted stock or restricted stock units, the committee will determine the periods during which the restricted stock and restricted stock units are subject to forfeiture and may provide such other awards designed to guarantee a minimum value for such stock and units.  The committee also may impose such other conditions and restrictions on the shares of restricted stock and restricted stock units as it deems appropriate, including the satisfaction of one or more of the following performance criteria: (i) pre-tax income or after-tax income; (ii) operating cash flow; (iii) operating profit; (iv) return on equity, assets, capital, or investment; (v) earnings or book value per share; (vi) sales or revenues; (vii) operating expenses; (viii) common stock price appreciation; and (ix) implementation, management, or completion of critical projects or processes (the “Performance Goals”).  The Performance Goals may include a threshold level of performance below which no payment will be made (or will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).  Each of the Performance Goals will be determined, to the extent applicable, in accordance with generally accepted accounting principles and will be subject to certification by the committee.  The committee may provide that such restrictions will lapse with respect to specified percentages of the awarded shares of restricted stock or restricted stock units on successive future dates.

During the restriction period, the participant may not sell, transfer, pledge, assign or otherwise encumber the restricted stock or restricted stock units, subject to certain limited exceptions.  Participants will be entitled to vote the restricted stock and to receive, at the election of the committee, cash or deferred dividends.  Unless and until common stock has been issued, restricted stock units do not convey any voting rights; however, there may be credited to an account for the holder of a restricted stock unit an amount equal to any cash dividends we pay or the value of any property distributions we make on our common stock during the restriction period.  In lieu of delivering only common stock for restricted stock units, the committee may elect to pay cash or part cash and part common stock.

What types of awards does the plan currently allow for the outside directors?

Our outside directors are currently entitled to receive an annual formula grant of nonqualified stock options under the plan. These options vest one year from the grant date and must be exercised within ten years from the grant date. We have described those grants under the caption “Proposal 1—Election of Directors—How are directors compensated?”  The Board also has the authority to grant stock options, SARs, restricted stock and/or restricted stock units to our outside directors.

If the plan is amended, what types of awards will the plan allow for the outside directors?

If the amendments to the plan are approved, our outside directors will receive an annual grant of restricted stock units rather than nonqualified options.  Each outside director will receive an automatic annual grant of 4,600 restricted stock units.  In the event an outside director serves as Chairman of the Board, the annual grant shall be 6,000 restricted stock units.  The Board will continue to have the authority to make additional grants to outside directors.

What terms and conditions are applicable to the amended outside director awards?

The committee has no discretion over the terms and conditions of the annual awards to our outside directors.  Instead, the plan specifies the terms and conditions of the annual awards.  Restricted stock units granted to outside directors vest on the first anniversary of the date of grant, if such outside director is still serving as a director on such date; however, no common stock shall be distributed, nor any amount paid, to any outside director in respect of restricted stock units until such time as the outside director has ceased to be a member of the Board.  Dividend equivalents on the restricted stock units will be credited to the outside director’s restricted stock unit account.  In addition to the foregoing, awards of restricted stock units made to outside directors are subject to specific rules governing termination of service.

How many shares of Dollar General common stock may be issued under the plan?

Up to 29,375,000 shares of our common stock may be granted under the plan. This number may be adjusted for changes in our capital structure, such as a stock split, and may include authorized and unissued shares or treasury shares.  The following shares of common stock will be available again for grant under the plan:

•

those related to awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares;

•

those that are settled in cash in lieu of common stock; and

•

those that are used by a participant for payment of the purchase price of common stock upon exercise of an option or for withholding taxes due as a result of that exercise.

Are there any limits on the amount of awards that can be granted?

Yes.  The maximum number of shares of common stock for which awards may be made under the plan to any officer of Dollar General or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Internal Revenue Code is 500,000 during any single year.

Who can amend the plan?

The committee may amend the plan at any time for any reason or no reason, except that the committee cannot amend the provisions of the plan dealing with awards to our outside directors. The committee must obtain shareholder approval to adopt any amendment:

•

affecting covered employees that otherwise requires the vote of our shareholders under Section 162(m) of the Internal Revenue Code;

•

resulting in repricing stock options or otherwise increasing the benefits accruing to participants or to our outside directors;

•

increasing the number of shares of our common stock issuable under the plan; or

•

modifying the requirements for eligibility;

The committee also must obtain shareholder approval if it believes shareholder approval is necessary or advisable to:

•

permit awards to be exempt from liability under Section 16(b) of the Securities Exchange Act of 1934;

•

to comply with the listing or other requirements of an automated quotation system or stock exchange; or

•

to satisfy any other tax, securities or other applicable laws, policies or regulations.

What happens to awards under the plan if there is a change in control of Dollar General?

If there is a change in control or a potential change of control of Dollar General, stock appreciation rights and any stock options which are not then exercisable, will become fully exercisable and vested and the restrictions and deferral limitations applicable to restricted stock, restricted stock units and other stock-based awards will lapse and such shares and awards will be deemed fully vested.  These vested and exercisable awards will, unless otherwise determined by the committee, be cashed out on the basis of the change in control price.  The change in control price will be the highest price per share paid in any transaction reported on the New York Stock Exchange or paid or offered to be paid in any bona fide transaction relating to a change in control or potential change in control at any time during the immediately preceding 60-day period, as determined by the committee.

How does the plan define a change in control?

For purposes of the plan, a change of control is defined generally to include:

•

any person or entity, other than Dollar General or a wholly-owned subsidiary of Dollar General, becoming the beneficial owner of Dollar General’s securities having 35% or more of the combined voting power of the then outstanding securities that may be cast for the election of directors;

•

in connection with a cash tender, exchange offer, merger or other business combination, sale of assets or contested election, less than a majority of the combined voting power of the then outstanding securities of Dollar General entitled to vote generally in the election of directors being held in the aggregate by the holders of Dollar General’s securities entitled to vote generally in the election of our directors immediately prior to such transaction; and

•

during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board ceasing to constitute at least a majority thereof, unless the election of each director first elected during such period was approved by a vote of at least two-thirds of our directors then still in office who were directors of Dollar General at the beginning of any such period.

What are the federal tax consequences of the stock options granted under the plan?

The following is a brief summary of the United States federal income tax consequences relating to awards under the plan based upon the federal income tax laws in effect on the date hereof.  This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

A participant who exercises a non-qualified stock option will realize ordinary income in an amount measured by the excess of the fair market value of the shares on the date of exercise over the exercise price. We generally will be entitled to a corresponding deduction for federal income tax purposes.

A participant who exercises an incentive stock option will not be subject to taxation at the time of exercise, nor will we be entitled to a deduction. The difference between the exercise price and the fair market value of shares on the date of exercise is a tax preference item for purposes of determining a participant’s alternative minimum tax.  A disposition of the purchased shares after the expiration of the required holding periods will subject the participant to taxation at long-term capital gains rates in the year of disposition in an amount determined under the Internal Revenue Code, and we will not be entitled to a deduction for federal income tax purposes. A disposition of the purchased shares prior to the expiration of the applicable holding periods will subject the participant to taxation at ordinary income rates in the year of disposition in an amount determined under the Internal Revenue Code, and we generally will be entitled to a  corresponding deduction.

A participant who exercises a stock appreciation right will realize ordinary income in an amount equal to the amount of cash and the fair market value of any shares received.  We generally will be entitled to a corresponding deduction for federal income tax purposes.  If the participant receives common stock upon exercise of a stock appreciation right, the taxation of the post-exercise appreciation or depreciation is treated as either a short-term or long-term capital gain or loss, depending upon the length of time the participant held the shares of common stock.

A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock.  However, a participant may elect, under Section 83(b) of the Internal Revenue Code within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock.  Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund, or loss, for tax purposes only, in an amount equal to the purchase price of the forfeited shares regardless of whether he made a Section 83(b) election.  With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restriction period expires and the tax basis for such shares will generally be based on the fair market value of such shares on such date.  However, if the participant makes an election under Section 83(b), the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and we generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.  Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by us.  If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by us.

A participant will not realize income in connection with the grant of a restricted stock unit or the credit of any dividend equivalents to his or her account.  When shares of common stock (and/or cash in lieu of such common stock) are delivered, the participant will generally be required to include as taxable ordinary income in the year of receipt, an amount equal to the amount of cash and the fair market value of any shares received.  We will be entitled to a deduction at the time and in the amount included in the participant’s income by reason of the receipt.  For each share of common stock received in respect of a restricted stock unit, the taxation of the post-exercise appreciation or depreciation is treated as either a short-term or long-term capital gain or loss, depending upon the length of time the participant held the shares of common stock.

Will the deduction limitations under Section 162(m) of the Internal Revenue Code apply to the plan?

Under Section 162(m) of the Internal Revenue Code, our federal income tax deductions may be limited to the extent that total compensation paid to a covered employee exceeds $1 million in any one year.  We can, however, preserve the deductibility of certain compensation in excess of $1 million provided it complies with the conditions imposed by Section 162(m), including the payment of performance-based compensation pursuant to a plan approved by shareholders.  The plan has been designed to enable any award granted by the committee, to the extent it so elects, to a covered employee to qualify as performance-based compensation under Section 162(m).

What benefits will be granted under the plan?

The following table sets forth the annual awards of restricted stock units to be made under the plan to our current directors who are not executive officers, as a group, assuming the amendments are adopted by our shareholders at the annual meeting. Future awards under the plan, as proposed to be amended, other than those made to our outside directors, will be made at the discretion of the committee. Consequently, the total benefits or amounts that will be received by any particular person or group, other than our outside directors, pursuant to the amended plan is not presently determinable.

New Plan Benefits

Dollar General Corporation 1998 Stock Incentive Plan

Name and Position	Dollar Value(1)	Restricted Stock Units(2)
Non-Executive Director Group	$664,378	50,600

(1)

The dollar value of the restricted stock units will fluctuate depending on the value of the underlying common stock. For purposes of this disclosure, we have determined the dollar value of the restricted stock units based on the fair market value of our common stock on April 10, 2003 ($13.13).

(2)

This number assumes that an outside director does not serve as Chairman. In the event an outside director does serve as Chairman, the annual number of restricted stock units granted under the plan as proposed to be amended would equal 52,000.

The following table sets forth the amount of shares underlying options that have been granted under the plan since its inception in 1998 through April 10, 2003 to each of the named executive officers, all current executive officers, as a group, all current directors who are not executive officers, as a group, and all other officers and employees, as a group:

Name and Position	Shares Underlying Options
Cal Turner, Jr., Chairman	969,872
Donald S. Shaffer, President and Chief Operating Officer	469,641
James J. Hagan, Executive Vice President and Chief Financial Officer	195,364
Tom J. Hartshorn, Executive Vice President, Merchandising	317,074
Stonie R. O’Briant, Executive Vice President, Operations	299,331
Melissa J. Buffington, Senior Vice President, Human Development and Planning	195,634
Executive Officer Group	3,106,815
Non-Executive Director Group	152,859
Non-Executive Officer Employee Group	20,761,391 (1)

(1)

Includes 5,720,415 shares underlying options that have expired or have been forfeited or cancelled and which remain available for grant under the plan.

How many shares have been issued or are reserved under all equity compensation plans?

The following table sets forth information about our equity compensation plans as of January 31, 2003.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities to be issued upon exercise of outstanding options, warrants and rights) (1)
Equity compensation plans approved by security holders (2)	26,916,571	$15.73	6,160,342
Equity compensation plans not approved by security holders	-	-	-

 (1)

Consists of 3,300,693 shares reserved for issuance pursuant to the 1998 Stock Incentive Plan  (up to 68,000 of which may be issued in the form of restricted stock), 631,691 shares reserved for issuance pursuant to the 1995 Employee Stock Incentive Plan (all of which may be issued in the form of restricted stock or other awards valued or otherwise based on our common stock), and 2,227,958 shares reserved for issuance pursuant to the 1993 Employee Stock Incentive Plan (all of which may be issued in the form of restricted stock or other awards valued or otherwise based on our common stock). If the amendments to the 1998 Stock Incentive Plan are approved by our shareholders at the annual meeting, the shares reserved for issuance under the 1993 and 1995 Employee Stock Incentive Plans, other than with respect to outstanding grants under those plans, will no longer be available for issuance.

(2)

Consists of the 1998 Stock Incentive Plan, 1995 Employee Stock Incentive Plan, 1993 Employee Stock Incentive Plan, 1989 Employee Stock Incentive Plan, 1995 Outside Directors Stock Option Plan and 1993 Outside Directors Stock Option Plan.

What was the recent closing price of Dollar General common stock?

The closing price of our common stock reported on the New York Stock Exchange on April 10, 2003, was $13.13 per share.

When will the plan terminate?

The plan does not specify a certain termination date.  Rather, it will terminate on the date determined by our Board or by the committee that administers the plan. However, no awards may be granted under the plan on or after the tenth anniversary of the effective date of the plan.

Who administers the plan?

The plan is administered by a committee of not less than two outside directors, who are appointed by the Board.  This committee currently is the Compensation Committee. The functions of the committee specified in the plan may be exercised by an existing committee of the Board composed exclusively of outside directors.  In the event there are not at least two outside directors on the Board, the plan is administered by the entire Board.

Is the description of the plan in this proxy statement complete?

No. The description of the plan in this document is only a summary.  A copy of the plan as proposed to be amended is attached as Appendix B to this document.

What does the Board recommend?

Our Board of Directors recommends that you vote FOR approval of the amendments to the Dollar General Corporation 1998 Stock Incentive Plan.

PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF AUDITORS

Who has the Audit Committee selected as our independent auditors?

The Audit Committee of our Board of Directors has selected Ernst & Young LLP as our independent auditors for the 2003 fiscal year.

How long has Ernst & Young LLP served as our independent auditors?

Ernst & Young LLP has served as our independent auditors since October 2001.

Will representatives of Ernst & Young LLP attend the annual meeting?

Representatives of Ernst & Young LLP have been requested to attend the annual meeting.  These representatives will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

What does the Board of Directors recommend?

Our Board recommends that you vote FOR the ratification of Ernst & Young LLP as our independent auditors for the 2003 fiscal year.

FEES PAID TO AUDITORS

The following table sets forth certain fees billed to us by Ernst & Young LLP in connection with various services provided to us throughout fiscal years 2002 and 2001:

Service	2002 Aggregate Fees Billed	2001 Aggregate Fees Billed

Audit Fees	$ 1,712,500	$ 1,380,000 (1)
Audit-Related Fees(2)	510,000	55,000
Tax Fees(3)	170,000	52,000
All Other Fees	--	--

(1)

Includes $1.2 million of audit fees disclosed in the proxy statement for the 2001 annual meeting of shareholders, which was the amount of fees estimated at the time that proxy statement was prepared, plus an additional billing of approximately $180,000 subsequent to the preparation of that proxy statement.

(2)

2002 fees include fees related to assistance with our completion of a formally documented accounting policies and procedures manual, as well as fees for other miscellaneous services provided. 2001 fees include fees related to assistance provided to our internal audit group regarding risk assessment.

(3)

2002 and 2001 fees include fees relating to a LIFO tax engagement and various other tax engagements.

The Charter of the Audit Committee requires that the Committee pre-approve all audit and permissible non-audit services provided by our independent accountant. Where feasible, the Audit Committee considers and, when appropriate, pre-approves such services at regularly scheduled meetings after disclosure by management and the independent accountant of the nature of the services to be performed and estimated fees. The Audit Committee also has authorized its Chairman to consider and, when appropriate, pre-approve audit and permissible non-audit services in situations where pre-approval is necessary prior to the next regularly scheduled meeting of the Audit Committee. The Chairman must report to the Audit Committee at its next meeting with respect to all services so pre-approved by him since the last Audit Committee meeting.

RELATIONSHIP WITH INDEPENDENT

PUBLIC ACCOUNTANTS

Change in Independent Accountant

On September 14, 2001, we dismissed Deloitte & Touche LLP (“Deloitte & Touche”) as our independent accountant.  Our decision was approved by both our Audit Committee and by our Board of Directors.  Deloitte & Touche’s reports on our financial statements for fiscal years 1998 and 1999 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  Deloitte & Touche has not issued an audit report on any of our financial statements since January 28, 2000, our 1999 fiscal year end.

Also on September 14, 2001, we retained the services of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as our new independent accountant to audit our financial statements.  The retention of PricewaterhouseCoopers was recommended by our Audit Committee and approved, by resolution, by our Board.  PricewaterhouseCoopers orally consented to serve as our independent accountant.

On September 20, 2001, prior to announcing that we had retained PricewaterhouseCoopers,  PricewaterhouseCoopers resigned as our independent accountant because of an irreconcilable conflict of interest that was previously unknown to the PricewaterhouseCoopers’ representatives associated with the Dollar General engagement.  PricewaterhouseCoopers has advised us that its resignation was not related in any respect to the matters on which we consulted with PricewaterhouseCoopers prior to its engagement to serve as our independent accountant, or any matter respecting Dollar General that came to its attention subsequent to its retention.

Neither our Audit Committee nor our Board of Directors have been provided information relating to the nature of PricewaterhouseCoopers’ conflict.  As a result, the Audit Committee and the Board were not in a position to recommend or to approve or disapprove of PricewaterhouseCoopers’ resignation.

PricewaterhouseCoopers has never issued any opinion on our financial statements.

On September 21, 2001, Ernst & Young LLP (“Ernst & Young”) advised us that it was prepared to serve as our independent accountant, subject to the completion of certain acceptance procedures that it expected to successfully conclude.  On October 5, 2001, we retained Ernst & Young as our independent accountant.  The retention of Ernst & Young was recommended by our Audit Committee and approved by our Board of Directors.

Disagreement with Prior Independent Accountant – Deloitte & Touche

During our two most recent fiscal years and through the date of this document, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreement in its report on our financial statements, provided however:

In the course of preparing to restate our financial statements for fiscal years 1998 and 1999, as well as revising the previously released unaudited financial information for fiscal year 2000 (collectively, the “Restatements”), we more closely examined our previous accounting practices with regard to certain synthetic lease facilities entered into in 1997 and 1999 with respect to our use and occupancy of certain real property, including approximately 400 stores, two of our distribution centers and our corporate headquarters in Goodlettsville, Tennessee (the “Synthetic Leases”).  After review and consultations with outside accountants from KPMG LLP, we determined that the previous treatment of the Synthetic Leases as operating leases for accounting purposes was in error.  We therefore restated our financial statements to treat these leases as capital leases.  We and representatives from KPMG LLP, as well as our Audit Committee, through its representatives, have discussed the subject of the accounting treatment for the Synthetic Leases with Deloitte & Touche.  At the time of its termination, Deloitte & Touche had expressed the view that it had not been provided sufficient information by us to conclude that our previous treatment of the Synthetic Leases as operating leases was in error.

 Disagreement with Prior Independent Accountant – PricewaterhouseCoopers

During our two most recent fiscal years and through the date of this document, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreement in its report on our financial statements.

Other Reportable Events – Deloitte & Touche

During our two most recent fiscal years and through the date of this document, there were no “reportable events” by Deloitte & Touche, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, provided however:

As discussed in further detail in our periodic filings with the Securities and Exchange Commission, including without limitation our Annual Report on Form 10-K for the fiscal year ended January 31, 2003, we became aware of certain accounting issues that have caused us to restate our financial statements.  Following a report from us to Deloitte & Touche in April 2001 on our discovery of these issues, Deloitte & Touche gave us notice as provided under Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) that such issues may have included “illegal acts” as that term is defined in the Exchange Act.  Our Audit Committee conducted an investigation of these matters, assisted by its outside counsel, Dechert Price & Rhoads, and the independent accounting firm, Arthur Andersen LLP, in order to ensure that the Audit Committee was adequately informed with respect to the issues raised by the Restatements.  On the Audit Committee’s recommendation and with the Board of Directors’ approval, we have implemented certain appropriate interim remedial actions in response to the matters included in the Audit Committee’s review.

In connection with these events, Deloitte & Touche informed us that information had come to its attention that, if further investigated, (i) might materially impact the fairness or reliability of its previously issued audit reports and the underlying financial statements, as well as the financial statements to be issued for the Company’s 2000 fiscal year; (ii) might have caused it to be unwilling to rely on the representations of certain members of our management; and (iii) due to Deloitte & Touche’s dismissal, it would be unable to conduct such further investigation or resolve these issues to its satisfaction.

Other Reportable Events – PricewaterhouseCoopers

During our two most recent fiscal years and through the date of this report, there were no “reportable events,” by PricewaterhouseCoopers, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Authorization to Respond to Successor Independent Accountant

We have authorized Deloitte & Touche and PricewaterhouseCoopers to respond fully to the inquiries of Ernst & Young concerning these issues.

Consultations with Independent Accountant – PricewaterhouseCoopers

Prior to its retention as our independent accountant, PricewaterhouseCoopers was engaged as accounting consultants by our counsel who was advising a special committee of the Board of Directors with respect to certain shareholder derivative lawsuits that were then pending against us and several current and former members of our Board of Directors and management.  In connection with this engagement, counsel directed PricewaterhouseCoopers to consult with our personnel regarding the appropriate accounting treatment for the Synthetic Leases.  In oral communications, PricewaterhouseCoopers provided the special committee a preliminary view, based on information made available to it by us, that the Synthetic Leases should be treated as capital leases for accounting purposes.  Dollar General’s consultation with Deloitte & Touche on the subject of the accounting treatment for the Synthetic Leases and Deloitte & Touche’s views thereon are discussed above under the caption “Disagreement with Prior Independent Accountant.”

In addition, in connection with its work relating to the shareholder derivative litigation, counsel directed PricewaterhouseCoopers to consult with our personnel on the application of the accounting standards to the valuation of certain deferred state income tax liabilities.  PricewaterhouseCoopers, in oral communications, gave the special committee its preliminary views that the applicable accounting standards require us to determine deferred income tax liabilities using differentiated rates as opposed to a consolidated tax rate.  After review and consultations with KPMG LLP and taking into account the oral observations received from PricewaterhouseCoopers, we have restated our financial statements accordingly.  We did not consult with Deloitte & Touche on this subject.

Other than with respect to the two preceding matters, we have not consulted with PricewaterhouseCoopers regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and either a written report was provided to us or oral advice was provided that PricewaterhouseCoopers concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

PricewaterhouseCoopers was not requested to and did not perform an engagement under Statement on Auditing Standards No. 50 with respect to either consultation.

Consultations with Independent Accountant – Ernst & Young

During our two most recent fiscal years and prior to their engagement as our independent accountant, we consulted with Ernst & Young on various tax related matters which, we have been advised by Ernst & Young, did not involve matters that are the subject of Item 304(a)(2)(i) or (ii) of Regulation S-K.

SHAREHOLDER PROPOSALS

FOR 2004 ANNUAL MEETING

To be considered for inclusion in our proxy materials relating to the 2004 annual meeting of shareholders, proposals must be submitted by eligible shareholders who have complied with the relevant regulations of the SEC and our Bylaws and must be received no later than January 1, 2004. In addition, if we are not notified of a shareholder proposal by January 1, 2004, then the proxies held by our management may provide the discretion to vote against such shareholder proposal, even though the proposal is not discussed in our proxy materials sent in connection with the 2004 annual meeting of shareholders.  Shareholder proposals should be mailed to Corporate Secretary, Dollar General Corporation, 100 Mission Ridge, Goodlettsville, Tennessee 37072.  As provided under our Bylaws, shareholder proposals submitted outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, will not be considered at any annual meeting of shareholders.

ANNUAL REPORT AND FINANCIAL INFORMATION

In accordance with notices previously sent to many shareholders who hold their shares through a bank, broker or other holder of record (a “Street-Name Shareholder”) and share a single address, only one Annual Report and proxy statement is being delivered to the address unless contrary instructions from any shareholder at the address were received.  This practice, known as “householding,” is intended to reduce our printing and postage costs.  However, any such Street-Name Shareholder residing at the same address who wishes to receive a separate copy of this proxy statement or the accompanying Annual Report may request a copy by contacting the bank, broker or other holder of record, or us by telephone at: (615) 855-4000, or by mail to: Dollar General Corporation, 100 Mission Ridge, Goodlettsville, Tennessee 37072, Attention: Investor Relations.  The voting instruction sent to a Street-Name Shareholder should provide information on how to request (1) householding of future Dollar General materials or (2) separate materials if only one set of documents is being sent to a household.  If it does not, a shareholder who would like to make one of these requests should contact us as indicated above.

A copy of our Annual Report to Shareholders for 2002 is being mailed to each shareholder with this proxy statement.  A copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2003 and a list of all its exhibits will be supplied without charge to any shareholder upon written request sent to our principal executive offices: Dollar General Corporation, Attention:  Investor Relations, 100 Mission Ridge, Goodlettsville, Tennessee 37072. Exhibits to the Form 10-K are available for a reasonable fee. You may also view our Form 10-K and its exhibits on-line at the SEC website at www.sec.gov or via our website at www.dollargeneral.com.

Appendix A

DOLLAR GENERAL CORPORATION

BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER

I.  PURPOSE

The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the Corporation’s independent accountants who shall report directly to the Committee. The Committee, as an objective body independent of management, shall monitor: (1) the integrity of the Corporation’s financial statements, including the Corporation’s systems of internal controls regarding finance, accounting, and ethics established by management and the Board; (2) the performance of the Corporation’s internal audit function and independent accountants, including the Corporation’s auditing, accounting and financial reporting processes generally; (3) the Corporation’s compliance with legal and regulatory requirements; and (4) the independent accountants’ qualifications and independence. The Committee also shall prepare the report required by the rules of The Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

Consistent with these functions, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee should provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors. The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and through regular reporting to the Board of Directors.

II.  COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence, experience and financial expertise requirements of The New York Stock Exchange and the Securities Exchange Act of 1934. The following directors do not satisfy the definition of “independent:”

•

A director who has been an employee of the Corporation within the previous five (5) years (or a director with an immediate family member who has been an officer of the Corporation within the previous five (5) years); however, a director who has served as an interim Chairperson or CEO will not be deemed to have been a former employee of the Corporation solely by reason of that service; also, if an executive officer dies or becomes incapacitated, his or her immediate family members may be deemed independent immediately thereafter if that family member is otherwise independent;

•

A director that accepts any consulting, advisory, compensatory fee or any other compensatory fee from the Corporation other than directors’ fees; any pension or other form of deferred compensation from the Corporation for prior service that is not contingent in any way on continued service shall be deemed a directors’ fee;

•

A director that is an affiliated person of the Corporation or any of its subsidiaries (other than in his or her capacity as a Committee member, Board member, or member of any other Board Committee);

•

A director who is, or in the past five (5) years has been, affiliated with or employed by a present or former auditor of the Corporation (or of an affiliate) until five (5) years after the end of either the affiliation or the auditing relationship (or a director with an immediate family member in such category);

•

A director who is, or in the past five (5) years has been, part of an interlocking directorate in which an executive officer of the Corporation serves on the compensation committee of another company that concurrently employs the director (or a director with an immediate family member in such category).

For purposes of this Section II, “immediate family member” shall have the definition contained in the NYSE Listed Company Manual from time to tome.

In addition, each member of the Committee shall be free from any material relationship with the Corporation, as determined by the Board, either directly or as a partner, shareholder or officer of any organization that has a relationship with the Corporation.

Each member of the Committee shall be financially literate and must be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after appointment to the Committee.

At least one member of the Committee shall have accounting or related financial management expertise, as such qualification is interpreted by the Corporation’s Board in its business judgment, and must be a “financial expert” (as such term is defined by the rules and regulations of the Securities Exchange Act of 1934). Accounting or related financial management experience may include being or having been a chief executive officer, chief financial officer or other senior officer with financial reporting oversight responsibilities.

Without express approval from the Board, no member of the Audit Committee may serve on more than three audit committees of public companies, including the Committee.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. The Board shall affirmatively conclude that the members of the Committee are independent. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the fully Committee membership.

III.   MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet each quarter with management (i.e., the CEO, CFO, President or other senior officers), the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.  Review and recommend to the Board revisions to this Charter periodically, but at least annually, as conditions dictate.

2.  Review and discuss with management and the independent accountants the Corporation’s annual audited financial statements and quarterly unaudited financial statements submitted to The Securities and Exchange Commission, or disclosed to the public, including any certification, report, opinion or review rendered by the independent accountants, and disclosures made under MD&A provisions.

3.  Discuss generally, in terms of types of information to be disclosed and the type of presentation to be made, the Corporation’s earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.

4.  Discuss the Corporation’s risk assessment and risk management.

5.  Review reports to management and /or the Committee prepared by the internal auditing department and management’s response.

6.  Report regularly to the Board of Directors, which report may include issues that arise with respect to (1) the quality or integrity of the Corporation’s financial statements, (2) the Corporation’s compliance with legal or regulatory requirements, (3) the performance and independence of the Corporation’s independent accountants, or (4) the performance of the internal audit function.

7.  As necessary to perform its duties, obtain advice and assistance from outside legal, accounting or other advisors without the necessity of Board approval at the Corporation’s expense.

Independent Accountants

8.  Retain and/or terminate the Corporation’s independent accountants (subject to shareholder ratification) and approve all audit engagement fees and terms.

9.  Review the qualifications, performance and independence of the independent accountants, including an annual review and evaluation of the lead partner on the audit, and approve any proposed discharge of the independent accounts when circumstances warrant. Periodically consider whether it would be in the best interests of the Corporation to rotate independent accounting firms.

10.  At least annually, obtain and review a report by the independent accountants describing (1) the audit firm’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the last five (5) years, respecting one or more independent audits carried out by the audit firm, and any steps taken to address any such issues, and (3) all relationships between the audit firm and the Corporation.

11.  Pre-approve all audit services and all non-auditing services. The Committee may delegate to one or more of its members the authority to pre-approve audit services and non-audit services; provided, however, that all pre-approved services must be disclosed by such delegate to the full Committee at each of its scheduled meetings.

12.  Periodically consult with the independent accountants out of the presence of management about internal controls and the reasonableness and accuracy of the Corporation’s financial statements, and review with the independent accountants any audit problems or difficulties and management’s response.

13.  Review any reports of the independent accountants mandated by Section 10A of the Securities Exchange Act of 1934 and obtain from the independent accountants any information relating to illegal acts, related party transactions and other information in accordance with Section 10A.

14.  Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

15.  Set clear hiring policies for employees or former employees of the independent accountants.

Internal Audit

16.  Review activities, organizational structure, and qualifications of the internal audit department.

17.  Approve the internal audit department projects and annual budget.

18.  Review with the internal audit department the status and results (including remedial actions) of audit projects.

19.  Meet separately with the internal audit department at least once a quarter.

Financial Report Processes

20.  In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation’s financial reporting processes and controls, both internal and external.

21.  Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

22.  Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

23.  Prepare the report required by the rules of the Securities and Exchange Commission to be included with the Corporation’s annual proxy statement, including, but not limited to, whether the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Process Improvement

24.  Establish regular and separate reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

25.  Following completion of the annual audit, review separately with management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

26.  Review any significant disagreements among management and the independent accountants and/or the internal auditing department in connection with the preparation of the financial statements.

27.  Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

28.  Conduct an annual performance self-evaluation of the Audit Committee.

Ethical and Legal Compliance

29.  Establish a system for receiving, retaining and handling accounting, accounting controls or auditing complaints and concerns, including providing for the confidential, anonymous reporting of problems by employees of the Corporation.

30.  Review and approve periodically the Company’s Code of Ethical Conduct and ensure that management has established a system to promote compliance with this Code. Periodically discuss with management the Company’s compliance with the Code.

31.  Review, with the Corporation’s General Counsel, legal matters that could have a significant impact on the Corporation’s quarterly or annual financial statements.

32.  Perform any other activities consistent with this Charter, the Corporation’s By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

While the Audit Committee has the responsibilities and duties set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and reasonably stated in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations and the Corporation’s Code of Ethical Conduct.

Appendix B

DOLLAR GENERAL CORPORATION

1998 STOCK INCENTIVE PLAN

(As Amended and Restated Effective as of June 2, 2003)

SECTION 1.  Purpose; Definitions.  The purpose of the Dollar General Corporation 1998 Stock Incentive Plan (the “Plan”) is to enable Dollar General Corporation (the “Corporation”) to attract, retain and reward key employees of and consultants to the Corporation and its Subsidiaries and Affiliates, and directors who are not also employees of the Corporation, and to strengthen the mutuality of interests between such key employees, consultants, and directors by awarding such key employees, consultants, and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Corporation, as well as performance-based incentives payable in cash.  The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted, and applied by regulations, rulings, and cases.  The Plan is also designed so that awards granted hereunder intended to comply with the requirements for “performance-based” compensation under Section 162(m) of the Code may comply with such requirements.  The creation and implementation of the Plan will not diminish or prejudice other compensation plans or programs approved from time to time by the Board.

For purposes of the Plan, the following terms shall be defined as set forth below:

A.

“Affiliate” means any entity other than the Corporation and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

B.

“Board” means the Board of Directors of the Corporation.

C.

“Cause” has the meaning provided in Section 5(j) of the Plan.

D.

“Change in Control” has the meaning provided in Section 9(b) of the Plan.

E.

“Change in Control Price” has the meaning provided in Section 9(d) of the Plan.

F.

“Common Stock” means the Corporation’s Common Stock, $.50 par value per share.

G.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

H.

“Committee” means the Committee referred to in Section 2 of the Plan.

I.

“Corporation” means Dollar General Corporation, a corporation organized under the laws of the State of Tennessee, or any successor corporation.

J.

“Disability” means disability as determined under the Corporation’s Group Long Term Disability Insurance Plan.

K.

“Dividend Equivalents” means an amount equal to the cash dividends paid by the Corporation upon one share of Common Stock for each Restricted Unit or property distributions awarded to a Participant in accordance with Section 7 or 8 of the Plan.

L.

“Early Retirement” means retirement, for purposes of this Plan with the express consent of the Corporation at or before the time of such retirement, from active employment with the Corporation and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Corporation then in effect or as may be approved by the Committee.

M.

“Effective Date” has the meaning provided in Section 13 of the Plan.

N.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

O.

“Fair Market Value” means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price of a share of Common Stock on the NYSE or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on NYSE or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

P.

“Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

Q.

“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

R.

“Non-Employee Director” means a member of the Board who is a Non-Employee Director within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act and an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code.

S.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

T.

“Normal Retirement” means retirement from active employment with the Corporation and any Subsidiary or Affiliate on or after age 65.

U.

“NYSE” means the New York Stock Exchange.

V.

“Outside Director” means a member of the Board who is not an officer or employee of the Corporation or any Subsidiary or Affiliate of the Corporation.

W.

“Outside Director Option” means an award to an Outside Director under Section 8(b) below.

X.

“Outside Director Restricted Unit Award” means an award to an Outside Director under Section 8(c) below.

Y.

“Performance Goals” means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) operating cash flow; (iii) operating profit; (iv) return on equity, assets, capital, or investment; (v) earnings or book value per share; (vi) sales or revenues; (vii) operating expenses; (viii) Common Stock price appreciation; and (ix) implementation, management, or completion of critical projects or processes.  Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Corporation or any Subsidiary, or a division or strategic business unit of the Corporation, or may be applied to the performance of the Corporation relative to a market index, a group of other companies, or a combination thereof, all as determined by the Committee.  The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).  Each of the foregoing Performance Goals shall be determined, to the extent applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee.

Z.

“Plan” means this Dollar General Corporation 1998 Stock Incentive Plan, as amended from time to time.

AA.

“Restricted Stock” means an award of shares of Common Stock that is subject to restrictions under Section 7 of the Plan.

BB.

“Restricted Unit” means the right to receive, pursuant to the Plan, one share of Common Stock at the end of a specified period of time, which right is subject to forfeiture in accordance with Section 7 or 8 of the Plan.

CC.

“Restriction Period” has the meaning provided in Section 7 of the Plan.

DD.

“Retirement” means Normal or Early Retirement.

EE.

“Section 162(m) Maximum” has the meaning provided in Section 3(a) hereof.

FF.

“Stock Appreciation Right” means the right pursuant to an award granted under Section 6 below to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Common Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

GG.

“Stock Option” or “Option” means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

HH.

“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.  Administration.  Except as provided below, the Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board.  The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Non-Employee Directors.  The initial Committee shall be the Corporate Governance and Compensation Committee of the Board.  In the event there are not at least two Non-Employee Directors on the Board, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board.

The Committee shall have the power to delegate authority to the Corporation’s Chief Executive Officer, or to a committee composed of executive officers of the Corporation, to grant, on behalf of the Committee, Non-Qualified Stock Options exercisable at Fair Market Value on the date of grant, subject to such guidelines as the Committee may determine from time to time; provided, however that (i) options may only be granted pursuant to such delegated authority for the purposes specified by the Committee, which may include attracting new employees, awarding outstanding performance, or retaining employees, (ii) the Committee shall specify the maximum number of shares that may be granted for purposes of attracting any single new employee at any specified level and the maximum number that may be granted to any other employee for any other purpose, and (iii) a report of each grant of an option pursuant to such delegated authority shall be presented to the Committee at the first meeting of the Committee following such grant.  Options granted pursuant to such delegated authority in accordance herewith shall be deemed, to the extent permitted under applicable law, to have been granted by the Committee for all purposes under the Plan.

The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees and consultants eligible under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Restricted Units.

In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

(a)

to select the officers, key employees of and consultants to the Corporation and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Restricted Units may from time to time be granted hereunder;

(b)

to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Restricted Units or any combination thereof, are to be granted hereunder to one or more eligible persons;

(c)

to determine the number of shares to be covered by each such award granted hereunder;

(d)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 10 hereof;

(e)

to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(l) or (m), as applicable, instead of Common Stock;

(f)

to determine whether, to what extent, and under what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-à-vis other awards under the Plan and/or cash awards made outside of the Plan;

(g)

to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

(h)

to determine the terms, conditions, and restrictions of any Performance Goals and the number of Options, Stock Appreciation Rights, shares of Restricted Stock, or Restricted Units subject thereto;

(i)

to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

(j)

to impose any holding period required to satisfy Section 16 under the Exchange Act.

The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan; and, except as expressly set forth herein or otherwise required by law, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3.

Shares of Common Stock Subject to Plan.  (a) As of the Effective Date, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 29,375,000 shares.  The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.  No officer of the Corporation or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 500,000 shares of Common Stock in any fiscal year (the “Section 162(m) Maximum”).

(b)

If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Common Stock, or if any shares of Common Stock that are subject to any Restricted Units granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

(c)

In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the Performance Goals, in the number of shares underlying Outside Director Options and Outside Director Restricted Units to be granted under Section 8 hereof and in the number of Restricted Units outstanding, in the Section 162(m) Maximum, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.  An adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.

Eligibility.  Officers, other key employees and Outside Directors of and consultants to the Corporation and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Corporation and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.  Outside Directors are eligible to receive awards pursuant to Section 8 and not pursuant to any other provisions of the Plan.

SECTION 5.

Stock Options.  Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan.  Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be of two types:  (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.  Incentive Stock Options may be granted only to individuals who are employees of the Corporation or any Subsidiary of the Corporation.  No Incentive Stock Option shall be granted on or following the tenth anniversary of the earlier of (i) the effectiveness of the Plan or (ii) the date of shareholder approval of the Plan.

The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

Options granted to officers, key employees, Outside Directors and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)

Option Price.  The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its Subsidiaries, not less than 110%) of the Fair Market Value of the Common Stock at grant.  Except as provided in Section 3(c), the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Stock Option without prior shareholder approval.

(b)

Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Stock Option (Incentive or Non-Qualified) shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its Subsidiaries or parent corporations, no Incentive Stock Option shall be exercisable more than five years) after the date the Option is granted.

(c)

Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided however, that Stock Options shall have a minimum vesting period of six months from the date of grant.  The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments.  If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

(d)

Method of Exercise.  Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased.  As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the optionee or, in the case of a Non-Qualified Stock Option, shares of Restricted Stock or (to the extent approved by the Committee prior to April 9, 2003) shares subject to such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised).  If payment of the exercise price is made in part or in full with Common Stock, the Committee may award to the employee a new Stock Option to replace the Common Stock which was surrendered.  If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Common Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant.  No shares of Common Stock shall be issued until full payment therefor (either by check, note, or such other instrument as the Committee may accept) has been made.  An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 12(a).

(e)

Transferability of Options.  No Non-Qualified Stock Option shall be transferable by the optionee without the prior written consent of the Committee other than (i) transfers by the Optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.  No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Incentive Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f)

Bonus for Taxes.  In the case of a Non-Qualified Stock Option or an optionee who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the federal and state, if any, income tax incurred by the optionee upon such exercise.

(g)

Termination by Death.  Subject to Section 5(k), if an optionee’s employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h)

Termination by Reason of Disability.  Subject to Section 5(k), if an optionee’s employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.  In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(i)

Termination by Reason of Retirement.  Subject to Section 5(k), if an optionee’s employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) three months from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.  In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

(j)

Other Termination.  Subject to Section 5(k), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee’s employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option’s term if the involuntary termination is without Cause.  For purposes of this Plan, “Cause” means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant’s willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate, in each case as determined by the Committee, in its sole direction.  Unless otherwise determined by the Committee, if an optionee voluntarily terminates employment with the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of three months or the balance of such Stock Option’s term.

(k)

Incentive Stock Options.  Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.  No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Corporation and any Subsidiary) to exceed $100,000.  To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

(i)

if (x) a participant’s employment is terminated by reason of death, Disability, or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an “Incentive Stock Option” during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

(ii)

if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

(l)

Buyout Provisions.  The Committee may at any time offer to buy out for a payment in cash, Common Stock, or Restricted Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

(m)

Settlement Provisions.  If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee’s consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock determined without regard to the forfeiture restrictions involved.

(n)

Performance and Other Conditions.  The Committee may condition the exercise of any Option upon the attainment of specified Performance Goals or other factors as the Committee may determine, in its sole discretion.  Unless specifically provided in the option agreement, any such conditional Option shall vest six months prior to its expiration if the conditions to exercise have not theretofore been satisfied.

SECTION 6.  Stock Appreciation Rights.

(a)

Grant and Exercise.  Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan.  In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option.  In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.  A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.  A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose.  Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b).  Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

(b)

Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i)

Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

(ii)

Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.  When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise.  When payment is to be made in cash, such amount shall be calculated on the basis of the Fair Market Value of the Common Stock on the date of exercise.

(iii)

Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e) of the Plan.

(iv)

Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Common Stock to be issued under the Plan.

(v)

The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

(vi)

The Committee may condition the exercise of any Stock Appreciation Right upon the attainment of specified Performance Goals or other factors as the Committee may determine, in its sole discretion.

SECTION 7.

Restricted Stock and Restricted Units.

(a)

Administration.  Shares of Restricted Stock or Restricted Units may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan.  The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock or Restricted Units will be made, the number of shares of Restricted Stock or Restricted Units to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 7(c).  The Committee may condition the grant of Restricted Stock or Restricted Units upon the attainment of specified Performance Goals or such other factors as the Committee may determine, in its sole discretion.  The provisions of Restricted Stock or Restricted Unit awards need not be the same with respect to each recipient.

(b)

Awards and Certificates for Restricted Stock and Restricted Units.  The prospective recipient of a Restricted Stock or Restricted Unit award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

(i)

The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

(ii)

Awards of Restricted Stock or Restricted Units must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement or Restricted Stock Unit Award Agreement, as applicable, and paying whatever price (if any) is required under Section 7(b)(i).

(iii)

Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock or shall have such shares of Restricted Stock evidenced electronically through a book entry transfer.  Any such certificate shall be registered in the name of such participant (or a transferee permitted by Section 12(h) hereof), and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.  In the event that certificates evidencing shares of Restricted Stock are not issued and such awards are held electronically, such shares shall be registered in the name of such participant (or a transferee permitted by Section 12(h) hereof) and shall be subject to account restrictions reflecting the terms, conditions, and restrictions applicable to such award.

(iv)

The Committee shall require that the stock certificates evidencing shares of Restricted Stock be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

(v)

In the case of an award of Restricted Units, no shares of Common Stock shall be issued at the time an award is made, and the Corporation shall not be required to set aside a fund for the payment of such award.

(vi)

The maximum number of shares eligible for issuance pursuant to this Section 7 and Section 8 below shall be 4,000,000.

(c)

Restrictions and Conditions.  Restricted Stock and Restricted Units awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i)

In accordance with the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock or Restricted Units awarded under the Plan; provided however, that such Restriction Period shall lapse no less than six months from the date of such award.  Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, the attainment of Performance Goals, or such other factors or criteria as the Committee may determine in its sole discretion.

(ii)

Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends.  The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 12(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested.  Pursuant to Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.  If the Committee so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.  The recipient of an award of Restricted Units shall not have any right, in respect of Restricted Units awarded pursuant to the Plan, to vote on any matter submitted to the shareholders of the Corporation until such time as the shares of Common Stock attributable to such Restricted Units have been issued.  At the discretion of the Committee, the recipient’s Restricted Unit account may be credited with Dividend Equivalents during the Restriction Period.  At the discretion of the Committee, Dividend Equivalents may be credited in the form of cash or additional Restricted Units.

(iii)

Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Corporation and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares of Restricted Stock and all Restricted Units still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv)

If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant (or a transferee permitted by Section 12(h) hereof) promptly.  Upon the lapse of the Restriction Period with respect to any Restricted Units without a prior forfeiture of such Restricted Units, the Corporation shall deliver to the participant, or the participant’s beneficiary or estate, as the case may be, one share of Common Stock for each Restricted Unit as to which restrictions have lapsed and any Dividend Equivalents credited with respect to such Restricted Units; provided, that any fractional shares of Common Stock to be delivered in respect of a Restricted Unit or related Dividend Equivalent shall be settled in cash based on the Fair Market Value on the date the Restriction Period lapsed with respect to the related Restricted Unit or Dividend Equivalent.  The Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock.  The amount of such cash payment for each share of Common Stock to which a participant is entitled shall be equal to the Fair Market Value of the Common Stock on the date on which the Restriction Period lapsed with respect to the related Restricted Unit.

(d)

Minimum Value Provisions.  In order to better ensure that award payments actually reflect the performance of the Corporation and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a Restricted Stock or Restricted Unit award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.

SECTION 8.

Awards to Outside Directors.  (a) The provisions of this Section 8 shall apply only to awards to Outside Directors in accordance with this Section 8.  The Committee shall have no authority to determine the timing of or the terms or conditions of any award under this Section 8.  No awards shall be made hereunder until awards are no longer made pursuant to the 1995 Outside Directors Stock Option Plan.  Following approval of this Amended and Restated 1998 Stock Incentive Plan by a majority of the votes cast by the holders of the Corporation’s Common Stock, no additional awards of Non-Qualified Stock Options shall be made to Outside Directors pursuant to Section 8(b).

(b)

Outside Director Stock Options

(i)

A Non-Qualified Stock Option will be awarded hereunder pursuant to the following formula:  Each Outside Director shall receive an annual Non-Qualified Stock Option for the purchase of shares of Common Stock determined by dividing (i) the annual retainer for an Outside Director (determined with reference to the rate of annual retainer in effect on the date the Non-Qualified Stock Option is granted) by (ii) the Fair Market Value of a share of Common Stock on the date of the grant, multiplying the result (the quotient) by three, rounding the resulting number of shares up to the nearest whole share.  In the event an Outside Director serves as Chairman of the Board, the multiplier in the preceding sentence shall be four in lieu of three.  The exercise price of each Non-Qualified Stock Option granted hereunder shall be the Fair Market Value on the date of grant.

(ii)

Each Outside Director Option shall vest and become exercisable on the first anniversary of the date of grant if the grantee is still a member of the Board on such date, but shall not be exercisable before such date except as provided in Section 9.

(iii)

No Outside Director Option shall be exercisable prior to vesting.  Each Outside Director Option shall expire, if unexercised, on the tenth anniversary of the date of grant.  The exercise price may be paid in cash or in shares of Common Stock, including shares of Common Stock subject to the Outside Director Option.

(iv)

Outside Director Options shall not be transferable without the prior written consent of the Board other than (i) transfers by the optionee to a member of his or her Immediate Family or a trust for the benefit of optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution.

(v)

Recipients of Outside Director Options shall enter into a stock option agreement with the Corporation setting forth the exercise price and other terms as provided herein.

(vi)

Upon termination of an Outside Director's service as a director of the Corporation, (i) all Outside Director Options shall be governed by the provisions of Sections 5(g), 5(i), and 5(j) hereof as if Outside Directors were employees of the Corporation, except that there shall be no discretion to accelerate the vesting of any Outside Director Options in connection with the termination of service of any individual Outside Director.

(vii)

Outside Director Options shall be subject to Section 9.  The number of shares and the exercise price per share of each Outside Director Option theretofore awarded shall be adjusted automatically in the same manner as the number of shares and the exercise price for Stock Options under Section 3(c) hereof at any time that Stock Options are adjusted as provided in Section 3(c).  The number of shares underlying Outside Director Options to be awarded in the future shall be adjusted automatically in the same manner as the number of shares underlying outstanding Stock Options are adjusted under Section 3(c) hereof at any time that Stock Options are adjusted under Section 3(c) hereof.

(c)

Outside Director Restricted Unit Awards

(i)

Each Outside Director shall receive an annual Outside Director Restricted Unit Award of 4,600 Restricted Units.  In the event an Outside Director serves as Chairman of the Board, the annual Outside Director Restricted Unit Award shall be 6,000 Restricted Units.

(ii)

Subject to earlier vesting as provided in Section 9, each Outside Director Restricted Unit Award shall vest on the first anniversary of the date of grant if the grantee is still a member of the Board on such date.

(iii)

An Outside Director shall not have any right, in respect of Restricted Units awarded pursuant to the Plan, to vote on any matter submitted to the Corporation’s shareholders until such time as the shares of Common Stock attributable to such Restricted Units have been issued.

(iv)

Dividend Equivalents.  Whenever a dividend, other than a dividend payable in the form of shares of Common Stock, is declared with respect to the shares of Common Stock, the number of Restricted Units credited to an Outside Director shall be increased by the number of Restricted Units determined by dividing:

(A)

the product of:

(1)

the number of Restricted Units credited to such Outside Director on the related dividend record date and

(2)

the amount of any cash dividend declared by the Corporation on a share of Common Stock (or, in the case of any dividend distributable in property other than shares of Common Stock, the per share value of such dividend, as determined by the Corporation for purposes of Federal income tax reporting) by

(B)

the Fair Market Value on the related dividend payment date.

(v)

Subject to Section 9, no shares of Common Stock shall be distributed, or amount paid, to any Outside Director in respect of any Restricted Units until such time as such Outside Director has ceased to be a member of the Board.

(vi)

An Outside Director may elect, at any time and from time to time, but in no event later than one full year prior to the date as of which his or her service as an Outside Director terminates (the “Service Termination Date”):

(A)

to receive a distribution of shares of Common Stock in respect of the Outside Director’s Restricted Units in a single lump sum payment or in such number of annual installments, not to exceed ten, as the Outside Director shall elect; and

(B)

whether the lump sum distribution or first installment shall be made:

(1)

as soon as practicable after the Service Termination Date;

(2)

on the first day of the calendar month beginning more than six months after the Service Termination Date; or

(3)

on the first anniversary of the Service Termination Date.

Any election shall be filed in writing with the Secretary of the Corporation and shall be effective when received by the Secretary; provided that, if an Outside Director’s Service Termination Date occurs within one full year of the date an election is received it shall be deemed to be ineffective and the last election filed more than twelve months before the Service Termination Date shall be deemed to be effective.

(vii)

Any payment to be made to an Outside Director shall be made in shares of Common Stock; provided, that any fractional shares of Common Stock to be delivered in respect of Restricted Units shall be settled in cash based upon the Fair Market Value on the last business day immediately prior to the date such shares would otherwise have been delivered to the Outside Director or the Outside Director’s beneficiary; provided, further, that the Committee may, in its sole discretion, elect to pay cash, or part cash and part Common Stock in lieu of delivering only Common Stock for Restricted Units.  If a cash payment is made in lieu of delivering Common Stock, the amount of such cash payment for each share of Common Stock to which a Participant is entitled shall be equal to the Fair Market Value of the Common Stock as of on the last business day immediately prior to the date on which the distribution is required to be made.

(viii)

If an Outside Director fails to specify a commencement date for a distribution in accordance with Section 8(c)(vi), such distribution shall commence on the first anniversary of the Outside Director’s Service Termination Date.  If an Outside Director fails to specify whether a distribution shall be made in a lump-sum payment or a number of installments, such distribution shall be made in a lump-sum payment.

(ix)

In the case of any distribution being made in annual installments, each installment after the first installment shall be paid on the first business day of each subsequent calendar year until the entire amount shall have been paid.  The value of any installment payment payable in cash shall be an amount equal to the product of:

(A)

the number Restricted Units then standing to the credit of an Outside Director (which shall be net of the number of Restricted Units with respect to which a prior installment payment has been made);

(B)

the Fair Market Value of a share of Common Stock on the last business day immediately prior to the date as of which such installment is payable; and

(C)

a fraction, the numerator of which is one and the denominator of which is the number of installments (including the then current installment) remaining to be paid.

(x)

Outside Director Restricted Unit Awards shall not be transferable without the prior written consent of the Board other than (i) transfers by the holder to a member of his or her Immediate Family or a trust for the benefit of the holder or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution or a qualified domestic relations order.

(xi)

Recipients of Outside Director Restricted Unit Awards shall enter into a restricted unit agreement with the Corporation setting forth the terms of such grant as provided herein.

(xii)

Termination of Service

(A)

If an Outside Director’s service as a director of the Corporation terminates by reason of death, Disability or Normal Retirement, all Outside Director Restricted Unit Awards held by such Outside Director shall immediately vest.

(B)

If an Outside Director’s service as a director of the Corporation terminates for any reason other than death, Disability or Normal Retirement, all Unvested Outside Director Restricted Unit Awards held by such Outside Director shall thereupon terminate, except that if an Outside Director’s service as a director is terminated for Cause (as such term is defined in Section 5(j) of this Plan) all Restricted Units shall terminate and be forfeited.

(C)

In the event of the death of an Outside Director, any payment due in respect of the Outside Director’s Restricted Units shall be made to the beneficiary designated in writing by such Outside Director and filed with the Secretary of the Corporation, or, in the absence of such designation, to the Outside Director’s estate.  Any such payment shall be made at the same time and subject to the same conditions as would have applied had the Outside Director survived and the date of his or her death been treated as the termination date of the Outside Director’s service, unless the Outside Director shall have specified that an alternative form of payment permitted under the Plan should apply in the event of his or her death.

(xiii)

Outside Director Restricted Unit Awards shall be subject to Section 9.  The number of Outside Director Restricted Units theretofore awarded shall be adjusted automatically in the manner prescribed by Section 3(c).

(d)

Any applicable withholding taxes shall be paid in shares of Common Stock subject to the Outside Director Option or Outside Director Restricted Unit Award valued as the Fair Market Value of such shares unless the Corporation agrees to accept payment in cash in the amount of such withholding taxes.

(e)

The Board, in its sole discretion, may determine to reduce the size of any Outside Director Option or Outside Director Restricted Unit Award prior to grant or to postpone the vesting or distribution of any Outside Director Restricted Unit Award prior to grant.

SECTION 9.

Change in Control Provisions.

(a)

Impact of Event.  In the event of:

(1)

a “Change in Control” as defined in Section 9(b); or

(2)

a “Potential Change in Control” as defined in Section 9(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination);

(i)

subject to the limitations set forth below in this Section 9(a), the following acceleration provisions shall apply:

(A)

Any Stock Appreciation Right, Stock Option or Outside Director Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

(B)

The restrictions applicable to any Restricted Stock or Restricted Units in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

(ii)

subject to the limitations set forth below in this Section 9(a), the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Units and Outside Director Options in each case to the extent vested, shall, unless otherwise determined by the Board or by the Committee in its sole discretion prior to any Change in Control, be cashed out on the basis of the “Change in Control Price” as defined in Section 9(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board or Committee may determine prior to the Change in Control.

(iii)

The Board or the Committee may impose additional conditions on the acceleration or valuation of any award in the award agreement.

(b)

Definition of Change in Control.  For purposes of Section 9(a), a “Change in Control” means the happening of any of the following:

(i)

any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly-owned subsidiary thereof or any employee benefit plan of the Corporation or any of its Subsidiaries, becomes the beneficial owner of the Corporation’s securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

(ii)

as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation’s securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

(iii)

during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s shareholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.

(c)

Definition of Potential Change in Control.  For purposes of Section 9(a), a “Potential Change in Control” means the happening of any one of the following:

(i)

The approval by shareholders of an agreement by the Corporation, the consummation of which would result in a Change in Control of the Corporation as defined in Section 9(b); or

(ii)

The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Corporation representing 5% or more of the combined voting power of the Corporation’s outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Corporation has occurred for purposes of this Plan.

(d)

Change in Control Price.  For purposes of this Section 9, “Change in Control Price” means the highest price per share paid in any transaction reported on the New York Stock Exchange or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Corporation at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cash out occurs under Section 9(a)(ii).

SECTION 10.

Amendments and Termination.  The Board may at any time amend, alter or discontinue the Plan without shareholder approval to the fullest extent permitted by the Exchange Act and the Code; provided, however, that no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Unit or Outside Director Option theretofore granted, without the participant’s consent.

Subject to Section 5(b) above, the Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder’s consent.  The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.  Solely for purposes of computing the Section 162(m) Maximum, if any Stock Options or other awards previously granted to a participant are canceled and new Stock Options or other awards having a lower exercise price or other more favorable terms for the participant are substituted in their place, both the initial Stock Options or other awards and the replacement Stock Options or other awards will be deemed to be outstanding (although the canceled Stock Options or other awards will not be exercisable or deemed outstanding for any other purposes).

SECTION 11.

Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

SECTION 12.

General Provisions.  (a)  The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Corporation in writing that the optionee or participant is acquiring the shares without a view to distribution thereof.  The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.  All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)

Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c)

The adoption of the Plan shall not confer upon any employee of the Corporation or any Subsidiary or Affiliate any right to continued employment with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d)

No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount.  The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement.  The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(e)

The actual or deemed reinvestment of dividends or Dividend Equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

(f)

The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

(g)

The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board.  In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

(h)

In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Stock Appreciation Right, Restricted Stock Award, Restrict Unit Award or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, or, in the case of an Outside Director, the Board, other than (i) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.  The designation of a beneficiary will not constitute a transfer.

(i)

The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.

SECTION 13.

Effective Date of Amended and Restated Plan.  This Amended and Restated Plan shall be effective as of the date of approval by a majority of the votes cast by the holders of the Corporation’s Common Stock (the “Effective Date”).

Appendix C

Form of Proxy Card and Admission Ticket

DOLLAR GENERAL CORPORATION

ADMISSION TICKET

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Dollar General Corporation (the “Company”), to be held in the Goodlettsville City Hall Auditorium, 105 South Main Street, Goodlettsville, Tennessee on June 2, 2003 at 10:00 a.m., local time, for the purposes stated on the reverse side.

Please present this admission ticket in order to gain admittance to the Annual Meeting. This ticket admits only the Shareholder(s) listed on the reverse side and is not transferable.  If your shares of common stock are held by a broker, bank or other nominee in street name, you must bring a copy of the account statement reflecting your stock ownership as of the April 10, 2003 record date and check in at the registration desk at the meeting.  Photo identification will also be required for admission.

Whether or not you expect to be physically present at the Annual Meeting, please vote your proxy as soon as possible. You may vote your proxy electronically or by phone according to the instructions on the enclosed card, or sign, date and return the enclosed printed proxy card in the enclosed business reply envelope.  No postage is necessary if the proxy is mailed within the United States. You may revoke the proxy at any time before it is voted.

DOLLAR GENERAL CORPORATION

Proxy Solicited by and on behalf of the Board of Directors for the

Annual Meeting of Shareholders to be held on June 2, 2003

The undersigned shareholder of Dollar General Corporation, a Tennessee corporation (the “Company”), hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement dated April 30, 2003, and hereby appoints James J. Hagan and Susan S. Lanigan, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of shareholders of Dollar General Corporation to be held on June 2, 2003, at 10:00 a.m., local time, in the Goodlettsville City Hall Auditorium, located at 105 South Main Street, Goodlettsville, Tennessee, and at any adjournment(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side of this proxy card. Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted “FOR” election of all director nominees, “FOR” approval of the amendments to the 1998 Stock Incentive Plan, and “FOR” ratification of the appointment of the independent auditors.

IMPORTANT – This Proxy is continued and must be signed and dated on the reverse side

DOLLAR GENERAL CORPORATION
100 MISSION RIDGE

GOODLETTSVILLE, TN 37072

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Dollar General Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL NUMBER______________________

ACCOUNT NUMBER______________________

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X	DLLR01	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DOLLAR GENERAL CORPORATION

THE DIRECTORS RECOMMEND A VOTE

“FOR” ITEMS 1, 2 AND 3.

Proposal 1 - Election of Directors

To elect twelve directors to serve until the next Annual Meeting and until their successors are elected and qualified:		For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
01) David L. Beré 02) Dennis C. Bottorff 03) Barbara L. Bowles 04) James L. Clayton 05) Reginald D. Dickson 06) E. Gordon Gee	07) John B. Holland 08) Barbara M. Knuckles 09) David A. Perdue, Jr. 10) James D. Robbins 11) David M. Wilds 12) William S. Wire, II	[ ]	[ ]	[ ]	_________________________

Proposal 2 - Amendment to the Dollar General Corporation 1998 Stock Incentive Plan	For [ ]	Against [ ]	Abstain [ ]

Proposal 3 - Ratification of the appointment of Ernst & Young LLP as independent auditors	For [ ]	Against [ ]	Abstain [ ]

	Yes	No
Please indicate if you plan to attend this meeting	[ ]	[ ]

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Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date